                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-2686

                       RIVERSOURCE TAX-EXEMPT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 11/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
INTERMEDIATE TAX-EXEMPT FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL INCOME TAXES.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   28

Financial Highlights...............   29

Notes to Financial Statements......   32

Report of Independent Registered
  Public Accounting Firm...........   45

Federal Income Tax Information.....   47

Board Members and Officers.........   49

Proxy Voting.......................   53



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Intermediate Tax-Exempt Fund (the Fund) Class A Shares declined
  3.39% (excluding sales charge) for the 12 months ended Nov. 30, 2008.

> The Fund underperformed the Barclays Capital 3-15 Year Blend Municipal Bond
  Index (formerly known as Lehman Brothers 3-15 Year Blend Municipal Bond Index), which rose 0.85% for the period.

> The Fund also underperformed the Lipper Intermediate Municipal Debt Funds
  Index, representing the Fund's peer group, which fell 2.78% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2008)
--------------------------------------------------------------------------------


                                  1 year  3 years  5 years  10 years
--------------------------------------------------------------------
RiverSource Intermediate Tax-
  Exempt Fund Class A (excluding
  sales charge)                   -3.39%   +0.87%   +1.40%   +3.03%
--------------------------------------------------------------------
Barclays Capital 3-15 Year Blend
  Municipal Bond Index
  (unmanaged)                     +0.85%   +3.27%   +3.17%   +4.44%
--------------------------------------------------------------------
Lipper Intermediate Municipal
  Debt Funds Index                -2.78%   +1.56%   +1.88%   +3.35%
--------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund, which changed from 4.75% effective March 3, 2008, is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     8.7 years
--------------------------------------
Effective duration(2)        6.2 years
--------------------------------------
Weighted average bond
  rating(3)                         AA
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              0.96%       0.79%
-----------------------------------------
Class B              1.70%       1.55%
-----------------------------------------
Class C              1.71%       1.54%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B and 1.54% for Class C. See the Notes to Financial Statements for more information regarding inverse floater program transactions.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
4  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT NOV. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)                  -3.39%   +0.87%   +1.40%   +3.03%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                  -4.10%   +0.18%   +0.67%   +2.26%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -4.10%   +0.18%   +0.68%     N/A      +2.46%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)                  -7.97%   -0.73%   +0.42%   +2.51%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                  -8.77%   -1.06%   +0.32%   +2.26%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -5.03%   +0.18%   +0.68%     N/A      +2.46%
---------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)                  -2.76%   +0.92%   +1.41%   +3.07%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                  -3.50%   +0.15%   +0.61%   +2.28%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -3.49%   +0.16%   +0.61%     N/A      +2.49%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)                  -7.38%   -0.68%   +0.43%   +2.55%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                  -8.19%   -1.09%   +0.25%   +2.28%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -4.43%   +0.16%   +0.61%     N/A      +2.49%
---------------------------------------------------------------------------



On March 3, 2008, the maximum sales charge for Class A shares changed from 4.75% to 3.00%. Class A share performance for each period of one year, three years, five years, ten years and since inception reflects the maximum sales charge of 4.75%, which was in effect at the beginning of each of those periods. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Intermediate Tax-Exempt Fund (the Fund) Class A Shares declined 3.39% (excluding sales charge) for the 12 months ended Nov. 30, 2008. The Fund underperformed the Barclays Capital 3-15 Year Blend Municipal Bond Index (Barclays 3-15 Year Index), which rose 0.85% for the period. The Fund also underperformed the Lipper Intermediate Municipal Debt Funds Index (Lipper Index), representing the Fund's peer group, which fell 2.78% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The tax-exempt fixed income market significantly outpaced the equity markets but underperformed the taxable fixed income market for the annual period, as fallout from turmoil in the credit markets and fears regarding liquidity spilled over into the municipal market. Through February 2008, a flight to quality toward Treasuries ensued as investors grew increasingly risk averse. Investors also grew concerned that bond insurers might be challenged to maintain their AAA ratings. Further, liquidity evaporated, as hedge funds and other leveraged municipal participants were forced to sell positions into an already distressed market to meet margin calls. Plus, auction rate securities markets that typically supported the municipal bond market supply/demand balance did not offer this support during these months. The lack of support stemmed from Wall Street firms stepping away from the municipal bond market due to balance sheet pressures of their own. Finally, concerns heightened that the supply of new issue municipal bonds might build up in March 2008 and beyond. February 2008 was the worst month on record for the municipal bond market, with the ratio of municipal bond yields to Treasury yields

TOP TEN STATES (at Nov. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

New York                                   15.3%
------------------------------------------------
North Carolina                              8.1%
------------------------------------------------
Minnesota                                   7.7%
------------------------------------------------
Texas                                       7.0%
------------------------------------------------
California                                  5.4%
------------------------------------------------
Washington                                  5.0%
------------------------------------------------
Georgia                                     4.7%
------------------------------------------------
Missouri                                    4.7%
------------------------------------------------
New Jersey                                  4.1%
------------------------------------------------
Michigan                                    3.5%
------------------------------------------------




--------------------------------------------------------------------------------
6  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

across the yield curve, or spectrum of maturities, reaching record high levels.

Then, as new institutional and individual buyers came into the market to take advantage of the potential excess supply, the increased demand generated by these buyers softened fears that the new issue supply might not be absorbed. As a result, the ratio of municipal bond yields to Treasury yields was driven back down toward historical averages. The tax-exempt fixed income market rallied significantly from March through May, notably outperforming Treasuries during these months. Indeed, March through May generated the best relative performance for the tax-exempt fixed income market in over 25 years.

In June, the ratio of municipal bond yields to Treasury yields rose again, as several bond insurers were downgraded, investment banks experienced balance sheet deterioration and inflation pressures heightened. The tax-exempt bond market subsequently rallied once again until July 21, when FSA, a bond insurance company, was put on "negative watch" by the rating agencies. Amidst this market weakness, buyers returned, serving as the catalyst for strong performance by the tax-exempt bond market in August. By the end of August, the ratio of 10-year municipal bond yields to 10-year Treasury yields had been driven back down to approximately 90%, having reached triple digits just months earlier.


QUALITY BREAKDOWN (at Nov. 30, 2008; % of portfolio assets excluding cash equivalents)
---------------------------------------------------------------------

AAA bonds                                  26.1%
------------------------------------------------
AA bonds                                   36.1%
------------------------------------------------
A bonds                                    19.3%
------------------------------------------------
BBB bonds                                  12.1%
------------------------------------------------
Non-investment grade bonds                  6.4%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 8.1% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

From September through November, the tax-exempt bond market was challenged once again, starting with the bankruptcy of Lehman Brothers in mid-September, which sparked a slippery slope of financial institutions going out of business, forced into mergers or being taken over by the U.S. government. Liquidity dried up and demand for municipal bonds dramatically slowed, as the institutional buyer base shrank considerably due to consolidation within the industry and balance sheet pressures among the survivors. There was a great deal of deleveraging by mutual funds, forced selling by hedge funds, and aftershocks from the unwinding of tender option bond programs.* Investors grew increasingly cautious. At the same time, supply was largely sidelined due to the lack of demand. Year-to-date through November 2008, new issue supply was down 7.8% compared with the same period one year earlier. Given these difficult conditions, by the end of November the ratio of 10-year municipal bond yields to 10-year Treasury yields had reached a new all-time high of 150%.

For the annual period overall, short-term tax-exempt yields declined, as the Federal Reserve (the Fed) sought to strengthen liquidity and calm market fears by cutting the targeted federal funds rate nine times by a total of 4.25% and as demand from money market funds increased. Longer-dated municipal bond yields rose. Indeed, by the end of the annual period, yields on municipal bonds with maturities of 20 years or longer had reached the highest levels seen in over 10 years.

Boosting the Fund's results relative to the Barclays 3-15 Year Index was having only a moderate position in the general obligation bonds of the state of California, New York City and the Commonwealth of Puerto Rico, as these general obligations grew increasingly riskier due to sizable budgetary imbalances.

Another contributing factor to the Fund's performance during this period was effective issue selection within the health care sector. However, this was more than offset by the detracting effect of having a significant allocation to the health care sector as spreads, or the difference in yields between these securities and AAA-rated municipals, widened.
* Tender option bond programs are programs in which investors effectively earn the fixed rates on long-term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a "carry trade."


--------------------------------------------------------------------------------
8  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Significant allocations to single family housing planned amortization class
(PAC) bonds and airport and other transportation bonds hurt Fund performance during the period. So, too, did exposure to non-rated special district land development bonds, commonly known as "dirt deals," as these bonds were impacted by the slowing economy. Further detracting from Fund results was a significant exposure to bonds subject to the Alternative Minimum Tax (AMT), as the spreads between municipal bonds subject to the AMT and those that are not widened materially during the 12-month period.

Having only a modest allocation to the pre-refunded** sector also detracted from Fund performance. This higher quality sector outperformed lower quality sectors during the annual period. Finally, a significant allocation to bonds rated A and BBB across a variety of sectors detracted from the Fund's performance, as spreads widened and A-rated and BBB-rated bonds materially underperformed higher quality tax-exempt bonds for the annual period.

CHANGES TO THE FUND'S PORTFOLIO
Overall, we sought to upgrade quality in the Fund's portfolio during the annual period. In implementing this strategy, we reduced exposure to non-enhanced municipal tobacco bonds, given the increased supply anticipated to be on the horizon. This proved to be a prudent move given

** Pre-refunding bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value -- sometimes significantly.



  Overall, we sought to upgrade quality in the Fund's portfolio during the annual period.






--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

recent pricing of these bonds. We also reduced the Fund's allocations to prepaid natural gas municipal bonds and to the general obligation bonds of the state of California, the state of New York, New York City and the Commonwealth of Puerto Rico. We were increasingly concerned that spreads on California bonds would widen further over the near term as the state's economy as a whole and its real estate market in particular remained under pressure. As for New York, we were similarly concerned about its economy due to job losses across the state due in large part to the ongoing problems Wall Street faces. Puerto Rico continued to deal with material budget imbalances. When opportunities arose, we also reduced the Fund's position in airport and other transportation bonds and to single family housing PAC bonds.

We deployed the proceeds from these trades into higher quality school district general obligation bonds and investment-grade essential service revenue bonds, such as public power, water and sewer issues. We feel that these sectors may enable the Fund to potentially pick up incremental yield without taking on significant risk, as these bonds tend to be less economically sensitive. We also increased the Fund's exposure to a broadly diversified selection of state general obligations, with the exceptions of New York, California and Puerto Rico.

OUR FUTURE STRATEGY
At the end of November, we viewed the longer-term prospects for the tax-exempt bond market as attractive. However, for the near term, we believe the tax-exempt bond market may remain under pressure, as still-elevated levels of new issue supply, dysfunction of the auction rate securities markets, limited participation by institutional buyers, and budgetary squeezes on many municipal issuers remain ongoing concerns. We intend to use any near-term weakness in the tax-exempt bond market as a buying opportunity, as we continue to focus on higher quality municipal bonds, such as those in the education and essential service revenue sectors. At the same time, we intend to steer away from high yield and non-investment grade municipal bonds. We will, of course, continue to carefully monitor the fundamentals of the issuers and their budgets, seeking to avoid bonds issued by those under ratings pressure.

We believe the Fed is likely to ease monetary policy again in the near term, so we expect to maintain the Fund's duration neutral to modestly longer than the Barclays 3-15 Year Index. We also believe that the tax-

--------------------------------------------------------------------------------
10  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


exempt yield curve may become a bit steeper but will basically remain within its current range.

Longer term, we remain quite constructive on the tax-exempt bond market for several reasons. First, we believe federal income taxes will go up given the outcome of the November 2008 presidential election. As a result, we expect the appeal of municipal bond funds to increase. Second, with less reliance on bond insurers and with concerns regarding their downgrades now behind us, we anticipate an enhanced focus on individual municipal bonds' fundamentals. Our ongoing policy is to focus on the underlying credit quality of all municipal securities held in the RiverSource Intermediate Tax-Exempt Fund, including those wrapped with any bond insurance, with an emphasis on fundamentals and little reliance on the insurers themselves. Third, as Treasury yields significantly decline, potential buyers may find municipal bond yields increasingly attractive. Finally, there is talk, though in the early stages still, of the Federal government possibly assisting states by funding infrastructure projects and more. Together, we believe these factors will lead to a reversion in the ratio of municipal bond yields to Treasury yields. While this ratio may not return to historical averages for some time, we may see it decline closer to 100% during 2009.

Consistent with the Fund's investment objective, we will maintain our emphasis on generating a high level of current income exempt from federal income taxes.

Catherine Stienstra
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Intermediate Tax-Exempt Fund Class A shares (from 12/1/98 to 11/30/08) as compared to the performance of two widely cited performance indices, the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,203    $9,783   $10,212    $12,843
------------------------------------------------------------------------------------------
        Average annual total return                  -7.97%    -0.73%    +0.42%     +2.51%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 3-15 YEAR BLEND MUNICIPAL BOND INDEX(1)
        Cumulative value of $10,000                 $10,085   $11,013   $11,689    $15,448
------------------------------------------------------------------------------------------
        Average annual total return                  +0.85%    +3.27%    +3.17%     +4.44%
------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                  $9,722   $10,475   $10,976    $13,906
------------------------------------------------------------------------------------------
        Average annual total return                  -2.78%    +1.56%    +1.88%     +3.35%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND LINE GRAPH)

                     RIVERSOURCE INTERMEDIATE    BARCLAYS CAPITAL
                          TAX-EXEMPT FUND            3-15 YEAR       LIPPER INTERMEDIATE
                              CLASS A             BLEND MUNICIPAL       MUNICIPAL DEBT
                     (INCLUDES SALES CHARGE)       BOND INDEX(1)        FUNDS INDEX(2)
                     ------------------------    ----------------    -------------------
'98                         $ 9,525                  $10,000               $10,000
'99                           9,662                   10,033                 9,939
'00                          10,070                   10,750                10,540
'01                          10,735                   11,645                11,354
'02                          11,320                   12,410                11,973
'03                          11,983                   13,218                12,667
'04                          12,299                   13,678                12,978
'05                          12,512                   14,029                13,277
'06                          13,103                   14,769                13,935
'07                          13,294                   15,318                14,304
'08                          12,843                   15,448                13,906




(1) The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly Lehman Brothers 3-15 Year Blend Municipal Bond Index), an unmanaged index, is a market value-weighted index of investment grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Municipal Debt Funds Index includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition. if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                               BEGINNING        ENDING        EXPENSES
                             ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                              JUNE 1, 2008  NOV. 30, 2008  THE PERIOD(A)  EXPENSE RATIO
---------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------
  Actual(b)                      $1,000       $  957.10        $3.85            .79%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                      $1,000       $1,020.99        $3.98            .79%
---------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------
  Actual(b)                      $1,000       $  953.50        $7.55           1.55%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                      $1,000       $1,017.20        $7.80           1.55%
---------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------
  Actual(b)                      $1,000       $  953.50        $7.50           1.54%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                      $1,000       $1,017.25        $7.75           1.54%
---------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2008: -4.29% for Class A, -4.65% for Class B and -4.65% for Class C.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

NOV. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




MUNICIPAL BONDS (97.6%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)

ALABAMA (0.3%)
Alabama Special Care Facilities Financing Authority
 Revenue Bonds
 Series 2008A-1
 06-01-12                            5.00%             $250,000              $254,933
-------------------------------------------------------------------------------------

ARIZONA (1.8%)
Arizona Health Facilities Authority
 Revenue Bonds
 Phoenix Childrens Hospital
 Series 2007B
 02-02-15                            1.88               500,000(f)            430,000
Queen Creek Improvement District #1
 Special Assessment Bonds
 Series 2006
 01-01-14                            5.00               500,000               481,275
 01-01-18                            5.00               500,000               437,210
                                                                           ----------
Total                                                                       1,348,485
-------------------------------------------------------------------------------------

CALIFORNIA (5.4%)
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006H (FGIC) A.M.T.
 08-01-30                            5.75               465,000               433,413
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006K A.M.T.
 02-01-42                            5.50               455,000               418,855
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2007D (FGIC) A.M.T.
 08-01-17                            4.35               500,000               444,264
California Pollution Control Financing Authority
 Revenue Bonds
 Waste Management Incorporated Project
 Series 2005C A.M.T.
 11-01-23                            5.13               500,000               356,420
California State Department of Water Resources
 Revenue Bonds
 Power Supply
 Series 2008H
 05-01-22                            5.00             1,000,000               971,680
City of Long Beach
 Refunding Revenue Bonds
 Series 2005A (MBIA) A.M.T.
 05-15-20                            5.00             1,000,000               896,470
City of San Jose
 Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 03-01-16                            5.00               375,000               348,090
Fremont Union High School District/Santa Clara County
 Unlimited General Obligation Bonds
 Election of 2008
 Series 2008
 08-01-30                            4.75               100,000                87,916
                                                                           ----------
Total                                                                       3,957,108
-------------------------------------------------------------------------------------

COLORADO (3.3%)
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
 12-01-17                            4.80               500,000               402,315
City of Aurora
 Refunding Revenue Bonds
 1st Lien
 Series 2008A
 08-01-28                            4.75               600,000               538,416


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
COLORADO (CONT.)
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
 06-01-23                            5.25%             $500,000              $413,105
North Range Metropolitan District #1
 Limited General Obligation Refunding Bonds
 Series 2007 (ACA)
 12-15-15                            5.00               365,000               313,933
 12-15-17                            5.00               350,000               283,283
North Range Metropolitan District #2
 Limited Tax General Obligation Bonds
 Series 2007
 12-15-14                            5.50               555,000               501,792
                                                                           ----------
Total                                                                       2,452,844
-------------------------------------------------------------------------------------

CONNECTICUT (1.3%)
Connecticut State Health & Educational Facility Authority
 Revenue Bonds
 Yale University
 Series 2002W
 07-01-27                            5.13             1,000,000             1,000,380
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.8%)
Metropolitan Washington Airports Authority
 Refunding Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 10-01-22                            4.75               750,000               598,463
-------------------------------------------------------------------------------------

FLORIDA (2.1%)
Harbor Bay Community Development District
 Special Assessment Bonds
 Series 2001B
 05-01-10                            6.35               120,000               113,809
Palm Beach County Health Facilities Authority
 Revenue Bonds
 Waterford Project
 Series 2007
 11-15-10                            4.65               400,000               393,940
Sterling Hill Community Development District
 Special Assessment Bonds
 Series 2003B
 11-01-10                            5.50               175,000               167,323
Village Center Community Development District
 Recreational Revenue Bonds
 Sub Series 2003B
 01-01-18                            6.35             1,000,000               877,130
                                                                           ----------
Total                                                                       1,552,202
-------------------------------------------------------------------------------------

GEORGIA (4.6%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
 07-01-16                            4.40               500,000               501,170
Gwinnett County
 Revenue Bonds
 Water & Sewer Authority
 Series 2008
 08-01-19                            5.00             1,000,000             1,058,850
State of Georgia
 Unlimited General Obligation Bonds
 Series 2007G
 12-01-17                            5.00             1,750,000             1,904,473
                                                                           ----------
Total                                                                       3,464,493
-------------------------------------------------------------------------------------

ILLINOIS (0.6%)
Illinois Finance Authority
 Revenue Bonds
 Sedgebrook Incorporated Facility
 Series 2007A
 11-15-12                            5.50               500,000               458,700
-------------------------------------------------------------------------------------

IOWA (0.9%)
Coralville
 Tax Allocation Bonds Tax Increment
 Series 2007C
 06-01-17                            5.00               730,000               707,531
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)

KANSAS (1.3%)
City of Olathe
 Special Obligation Tax Allocation Revenue Bonds
 West Village Center Project
 Series 2007
 03-01-10                            5.00%             $100,000               $99,153
City of Salina
 Improvement Refunding Revenue Bonds
 Salina Regional Health
 Series 2006
 10-01-22                            5.00               500,000               433,825
University of Kansas Hospital Authority
 Improvement Refunding Revenue Bonds
 Health System
 Series 2006
 09-01-23                            5.00               500,000               433,740
                                                                           ----------
Total                                                                         966,718
-------------------------------------------------------------------------------------

LOUISIANA (0.6%)
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
 06-01-16                            5.00               500,000               449,550
-------------------------------------------------------------------------------------

MARYLAND (1.4%)
State of Maryland
 Unlimited General Obligation Bonds
 State & Local Facilities Loan
 2nd Series 2008
 07-15-18                            5.00             1,000,000             1,078,150
-------------------------------------------------------------------------------------

MASSACHUSETTS (3.0%)
Commonwealth of Massachusetts
 Limited General Obligation Bonds
 Consolidated Loan
 Series 2002C (FGIC)
 11-01-14                            5.50             2,000,000             2,226,560
-------------------------------------------------------------------------------------

MICHIGAN (3.4%)
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2001
 10-01-20                            5.00             1,500,000             1,510,950
Michigan State Housing Development Authority
 Revenue Bonds
 Series 2007A A.M.T.
 12-01-28                            5.50               470,000               404,637
Wayne County Airport Authority
 Revenue Bonds
 Detroit Metropolitan
 Series 2005 (MBIA) A.M.T.
 12-01-19                            4.75               750,000               628,477
                                                                           ----------
Total                                                                       2,544,064
-------------------------------------------------------------------------------------

MINNESOTA (7.7%)
City of Minneapolis
 Revenue Bonds
 Fairview Health Services
 Series 2008A
 11-15-18                            6.00             1,000,000               985,269
Hennepin County
 Unlimited General Obligation Bonds
 Series 2008D
 12-01-28                            5.00             1,000,000               983,850
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. John's University
 6th Series 2008
 10-01-18                            4.00               225,000               207,056
Osseo Independent School District #279
 Unlimited General Obligation Bonds
 School Building
 Series 2000A
 (School District Credit Enhancement Program)
 02-01-14                            5.75             1,000,000             1,057,640
St. Louis Park
 Revenue Bonds
 Park Nicollet Health Services
 Series 2008C
 07-01-23                            5.50               750,000               660,608


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
MINNESOTA (CONT.)
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Allina Health Systems
 Series 2007A (MBIA)
 11-15-22                            5.00%           $1,025,000              $866,043
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligation Group Project
 Series 2006
 05-15-23                            5.25               500,000               390,570
State of Minnesota
 Unlimited General Obligation Bonds
 Series 2008C
 08-01-19                            5.00               500,000               530,515
                                                                           ----------
Total                                                                       5,681,551
-------------------------------------------------------------------------------------

MISSOURI (4.6%)
City of Kansas City
 Tax Allocation Revenue Bonds
 Kansas City MainCor Project
 Series 2007A
 03-01-12                            5.00               625,000               592,544
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Washington University
 Series 2008A
 03-15-18                            5.25             1,000,000             1,091,650
Missouri State Highways & Transit Commission
 Revenue Bonds
 2nd Lien
 Series 2007
 05-01-17                            5.00             1,000,000             1,078,310
St. Louis Industrial Development Authority
 Revenue Bonds
 Friendship Village of West County
 Series 2007A
 09-01-10                            5.00               700,000               691,278
                                                                           ----------
Total                                                                       3,453,782
-------------------------------------------------------------------------------------

NEBRASKA (0.8%)
Nebraska Public Power District
 Revenue Bonds
 Series 2008B
 01-01-20                            5.00               570,000               563,764
-------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.5%)
New Hampshire Business Finance Authority
 Revenue Bonds
 Public Service Company of New Hampshire Project
 Series 2006B (MBIA) A.M.T.
 05-01-21                            4.75               500,000               403,210
-------------------------------------------------------------------------------------

NEW JERSEY (4.0%)
New Jersey Economic Development Authority
 Revenue Bonds
 Cigarette Tax
 Series 2004
 06-15-18                            5.63             1,000,000               837,570
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 South Jersey Hospital
 Series 2006
 07-01-20                            5.00             1,050,000               940,433
State of New Jersey
 Certification of Participation
 Equipment Lease Purchase Agreement
 Series 2008A
 06-15-23                            5.00             1,000,000               952,269
Tobacco Settlement Financing Corporation
 Prerefunded Revenue Bonds
 Series 2003
 06-01-41                            7.00               225,000               265,496
                                                                           ----------
Total                                                                       2,995,768
-------------------------------------------------------------------------------------

NEW MEXICO (1.8%)
Farmington
 Refunding Revenue Bonds
 Arizona Public Service Company
 Series 1994B
 09-01-24                            0.98             1,300,000(f)          1,300,000
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)

NEW YORK (15.1%)
City of New York
 Unrefunded Unlimited General Obligation Bonds
 Series 2003J
 06-01-19                            5.50%           $1,600,000            $1,676,640
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2005F
 11-15-12                            5.00               750,000               783,435
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
 01-01-23                            5.00               500,000               433,935
New York City Industrial Development Agency
 Revenue Bonds
 Terminal One Group Association Project
 Series 2005 A.M.T.
 01-01-21                            5.50               500,000               449,800
New York State Energy Research & Development Authority
 Revenue Bonds
 New York State Electric & Gas
 Series 1985 (MBIA)
 03-15-15                            4.10             1,160,000             1,124,585
New York State Thruway Authority
 Revenue Bonds
 Series 2007H (FGIC)
 01-01-23                            5.00             1,500,000             1,464,375
New York State Urban Development Corporation
 Refunding Revenue Bonds
 Service Contract
 Series 2007A
 01-01-13                            5.00             1,500,000             1,605,120
New York State Urban Development Corporation
 Revenue Bonds
 Series 2002C
 01-01-11                            5.00             1,375,000             1,441,729
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 138th
 Series 2004 (FGIC) A.M.T.
 12-01-12                            5.00               785,000               783,727
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
 12-01-16                            5.25               250,000(d)            211,478
Tobacco Settlement Financing Authority
 Asset-backed Revenue Bonds
 Series 2003A-1
 06-01-19                            5.50             1,250,000             1,251,475
                                                                           ----------
Total                                                                      11,226,299
-------------------------------------------------------------------------------------

NORTH CAROLINA (8.0%)
Cape Fear Public Utility Authority
 Revenue Bonds
 Water & Sewer
 Series 2008
 08-01-20                            5.00               800,000               812,520
City of Charlotte
 Revenue Bonds
 Water & Sewer
 Series 2008
 07-01-26                            5.00             1,250,000             1,244,150
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003A
 01-01-10                            5.50             1,000,000             1,021,960
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2006A-26 A.M.T.
 01-01-38                            5.50               240,000               228,761
North Carolina Municipal Power Agency #1 Catawba
 Revenue Bonds
 Series 2003A
 01-01-11                            5.50               510,000               529,967
 01-01-12                            5.50             1,000,000             1,049,710


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
NORTH CAROLINA (CONT.)
State of North Carolina
 Unlimited General Obligation Refunding Bonds
 Series 2005B
 04-01-17                            5.00%           $1,000,000            $1,089,900
                                                                           ----------
Total                                                                       5,976,968
-------------------------------------------------------------------------------------

NORTH DAKOTA (0.9%)
Ward County
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
 07-01-15                            5.25               750,000               671,348
-------------------------------------------------------------------------------------

OHIO (3.3%)
County of Cuyahoga
 Refunding Revenue Bonds
 Series 2003A
 01-01-11                            5.50             2,000,000             2,066,039
Miami County
 Improvement Refunding Revenue Bonds
 Upper Valley Medical Center
 Series 2006
 05-15-21                            5.25               500,000               409,900
                                                                           ----------
Total                                                                       2,475,939
-------------------------------------------------------------------------------------

PUERTO RICO (1.3%)(E)
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 1996Y
 07-01-13                            6.25               500,000               515,720
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
 07-01-19                            5.00               500,000               448,675
                                                                           ----------
Total                                                                         964,395
-------------------------------------------------------------------------------------

SOUTH CAROLINA (1.6%)
South Carolina State Public Service Authority
 Revenue Bonds
 Santee Cooper
 Series 2008A
 01-01-28                            5.38             1,000,000               993,460
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
 05-15-22                            6.00               225,000               235,861
                                                                           ----------
Total                                                                       1,229,321
-------------------------------------------------------------------------------------

TENNESSEE (1.1%)
Clarksville Natural Gas Acquisition Corporation
 Revenue Bonds
 Series 2006
 12-15-12                            5.00               500,000               449,330
 12-15-17                            5.00               500,000               406,985
                                                                           ----------
Total                                                                         856,315
-------------------------------------------------------------------------------------

TEXAS (7.0%)
Brazosport Independent School District
 Unlimited General Obligation Bonds
 Series 2003C
 (Permanent School Fund Guarantee)
 02-15-19                            5.00             2,000,000             2,044,100
Dripping Springs Independent School District
 Unlimited General Obligation Bonds
 Series 2008
 (Permanent School Fund Guarantee)
 02-15-26                            5.00             1,000,000               978,470
Harris County Health Facilities Development
 Refunding Revenue Bonds
 Memorial Hermann Healthcare System
 Series 2008B
 12-01-28                            7.20             1,000,000               983,370
Tarrant County Cultural Education Facilities Finance Corporation
 Revenue Bonds
 Buckner Retirement Services Incorporated Project
 Series 2007
 11-15-11                            5.00               750,000               746,423


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
TEXAS (CONT.)
Waco Educational Finance Corporation
 Refunding Revenue Bonds
 Baylor University
 Series 2008C
 03-01-28                            5.00%             $400,000              $376,844
                                                                           ----------
Total                                                                       5,129,207
-------------------------------------------------------------------------------------

VIRGINIA (2.1%)
State of Virginia Resources Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2008
 10-01-19                            5.00             1,000,000             1,054,570
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
 06-01-26                            5.50               500,000               537,965
                                                                           ----------
Total                                                                       1,592,535
-------------------------------------------------------------------------------------

WASHINGTON (4.9%)
Ocean Shores Local Improvement District
 Special Assessment
 B.A.N. # 2007-1
 Series 2008
 08-01-11                            5.00             1,000,000               996,740
State of Washington
 Unlimited General Obligation Bonds
 Series 2007A
 07-01-21                            5.00               700,000               705,320
 07-01-27                            5.00             1,000,000               963,610
State of Washington
 Unlimited General Obligation Bonds
 Series 2008D
 01-01-20                            5.00             1,000,000             1,021,950
                                                                           ----------
Total                                                                       3,687,620
-------------------------------------------------------------------------------------

WISCONSIN (2.1%)
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Ministry Health
 Series 2004 (FSA)
 08-01-27                            5.00             1,750,000             1,571,202
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $76,900,069)                                                       $72,839,405
-------------------------------------------------------------------------------------



MUNICIPAL NOTES (0.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE(b,c,g)                         YIELD            MATURITY               VALUE(a)
ALASKA (0.9%)
City of Valdez
 Refunding Revenue Bonds
 Exxon Pipeline Company Project
 V.R.D.N. Series 1993B
 12-01-33                            1.25%             $700,000              $700,000
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL NOTES
(Cost: $700,000)                                                             $700,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $77,600,069)(h)                                                    $73,539,405
=====================================================================================







See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

ACA    --   ACA Financial Guaranty Corporation
AMBAC  --   Ambac Assurance Corporation
BIG    --   Bond Investors Guarantee
CGIC   --   Capital Guaranty Insurance Company
CIFG   --   IXIS Financial Guaranty
FGIC   --   Financial Guaranty Insurance Company
FHA    --   Federal Housing Authority
FHLMC  --   Federal Home Loan Mortgage Corporation
FNMA   --   Federal National Mortgage Association
FSA    --   Financial Security Assurance
GNMA   --   Government National Mortgage Association
MBIA   --   MBIA Insurance Corporation
XLCA   --   XL Capital Assurance


(c)  The following abbreviations may be used in the portfolio descriptions:

A.M.T.    --   Alternative Minimum Tax -- At Nov. 30, 2008, the value
               of securities subject to alternative minimum tax
               represented 8.6% of net assets.
B.A.N.    --   Bond Anticipation Note
C.P.      --   Commercial Paper
R.A.N.    --   Revenue Anticipation Note
T.A.N.    --   Tax Anticipation Note
T.R.A.N.  --   Tax & Revenue Anticipation Note
V.R.      --   Variable Rate
V.R.D.B.  --   Variable Rate Demand Bond
V.R.D.N.  --   Variable Rate Demand Note


(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2008, the value of these securities amounted to $211,478 or 0.3% of net assets.

(e) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.3% of net assets at Nov. 30, 2008.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2008.

(g) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2008.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(h) At Nov. 30, 2008, the cost of securities for federal income tax purposes was $77,759,104 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $564,295
Unrealized depreciation                          (4,783,994)
-----------------------------------------------------------
Net unrealized depreciation                     $(4,219,699)
-----------------------------------------------------------



FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2008:

                                        FAIR VALUE AT NOV. 30, 2008
                        ----------------------------------------------------------
                             LEVEL 1         LEVEL 2
                          QUOTED PRICES       OTHER        LEVEL 3
                            IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                           MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION             IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
----------------------------------------------------------------------------------
Investments in
  securities                   $--         $73,539,405       $--       $73,539,405




--------------------------------------------------------------------------------
24  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2008


ASSETS
Investments in securities, at value (identified cost $77,600,069)  $73,539,405
Cash                                                                   257,715
Capital shares receivable                                               33,424
Accrued interest receivable                                          1,117,399
Receivable for investment securities sold                               10,271
------------------------------------------------------------------------------
Total assets                                                        74,958,214
------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       23,039
Capital shares payable                                                 243,198
Accrued investment management services fees                              1,590
Accrued distribution fees                                               15,098
Accrued transfer agency fees                                               153
Accrued administrative services fees                                       285
Other accrued expenses                                                  54,063
------------------------------------------------------------------------------
Total liabilities                                                      337,426
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $74,620,788
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $   153,149
Additional paid-in capital                                          79,225,175
Undistributed net investment income                                      1,321
Accumulated net realized gain (loss)                                  (698,193)
Unrealized appreciation (depreciation) on investments               (4,060,664)
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $74,620,788
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $67,541,537           13,860,690                       $4.87(1)
Class B                     $ 4,766,940              979,243                       $4.87
Class C                     $ 2,312,311              475,008                       $4.87
----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $5.02. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2008


INVESTMENT INCOME
Income:
Interest                                                           $ 3,208,181
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    291,762
Distribution fees
  Class A                                                              166,850
  Class B                                                               57,473
  Class C                                                               23,235
Transfer agency fees
  Class A                                                               49,342
  Class B                                                                4,605
  Class C                                                                1,823
Administrative services fees                                            52,367
Compensation of board members                                            1,774
Custodian fees                                                          13,465
Printing and postage                                                    25,902
Registration fees                                                       53,282
Professional fees                                                       30,673
Other                                                                    5,036
------------------------------------------------------------------------------
Total expenses                                                         777,589
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (125,837)
  Earnings and bank fee credits on cash balances                        (1,707)
------------------------------------------------------------------------------
Total net expenses                                                     650,045
------------------------------------------------------------------------------
Investment income (loss) -- net                                      2,558,136
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                               (510,213)
  Futures contracts                                                   (238,249)
  Swap transactions                                                    192,632
------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (555,830)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (4,497,697)
------------------------------------------------------------------------------
Net gain (loss) on investments                                      (5,053,527)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(2,495,391)
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                        2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  2,558,136  $  2,815,540
Net realized gain (loss) on investments                                (555,830)      190,872
Net change in unrealized appreciation (depreciation) on
  investments                                                        (4,497,697)   (1,965,616)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (2,495,391)    1,040,796
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (2,335,246)   (2,491,891)
    Class B                                                            (157,523)     (232,262)
    Class C                                                             (64,046)      (91,390)
---------------------------------------------------------------------------------------------
Total distributions                                                  (2,556,815)   (2,815,543)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     36,703,837     9,719,561
  Class B shares                                                        726,432       791,364
  Class C shares                                                        690,045       222,361
Reinvestment of distributions at net asset value
  Class A shares                                                      2,003,834     2,103,220
  Class B shares                                                        138,700       201,869
  Class C shares                                                         56,633        83,181
Payments for redemptions
  Class A shares                                                    (31,127,893)  (25,033,387)
  Class B shares                                                     (2,527,357)   (4,120,819)
  Class C shares                                                     (1,091,619)   (1,309,924)
  Class Y shares                                                            N/A        (1,254)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     5,572,612   (17,343,828)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 520,406   (19,118,575)
Net assets at beginning of year                                      74,100,382    93,218,957
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 74,620,788  $ 74,100,382
---------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $      1,321  $         --
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $5.22        $5.33        $5.29        $5.39        $5.43
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .18(b)       .19(b)       .17          .17          .16
Net gains (losses) (both realized and
 unrealized)                                          (.35)        (.12)         .07         (.08)        (.02)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.17)         .07          .24          .09          .14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)        (.18)        (.17)        (.16)        (.16)
Distributions from realized gains                       --           --         (.03)        (.03)        (.02)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.18)        (.18)        (.20)        (.19)        (.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.87        $5.22        $5.33        $5.29        $5.39
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $68          $65          $79         $102         $126
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                   N/A         .95%         .92%         .93%         .89%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e),(f)                               N/A         .80%         .79%         .87%         .88%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                      .96%         .94%         .92%         .93%         .89%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(e),(f)                                  .79%         .79%         .79%         .87%         .88%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.50%        3.53%        3.32%        3.04%        2.91%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%          53%          35%          16%          25%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (3.39%)       1.46%        4.72%        1.73%        2.64%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $5.22        $5.32        $5.28        $5.39        $5.42
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14(b)       .14(b)       .13          .12          .12
Net gains (losses) (both realized and
 unrealized)                                          (.35)        (.09)         .07         (.08)        (.01)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.21)         .05          .20          .04          .11
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.14)        (.15)        (.13)        (.12)        (.12)
Distributions from realized gains                       --           --         (.03)        (.03)        (.02)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.14)        (.15)        (.16)        (.15)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.87        $5.22        $5.32        $5.28        $5.39
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $5           $7          $10          $17          $23
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                   N/A        1.71%        1.69%        1.68%        1.64%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e),(f)                               N/A        1.55%        1.55%        1.63%        1.64%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                     1.70%        1.70%        1.69%        1.68%        1.64%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(e),(f)                                 1.55%        1.55%        1.55%        1.63%        1.64%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.77%        2.76%        2.54%        2.28%        2.14%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%          53%          35%          16%          25%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (4.10%)        .88%        3.93%         .78%        2.05%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $5.22        $5.32        $5.28        $5.39        $5.42
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14(b)       .15(b)       .13          .13          .12
Net gains (losses) (both realized and
 unrealized)                                          (.35)        (.10)         .07         (.09)        (.01)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.21)         .05          .20          .04          .11
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.14)        (.15)        (.13)        (.12)        (.12)
Distributions from realized gains                       --           --         (.03)        (.03)        (.02)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.14)        (.15)        (.16)        (.15)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.87        $5.22        $5.32        $5.28        $5.39
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $3           $4           $6           $9
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                   N/A        1.70%        1.69%        1.69%        1.64%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e),(f)                               N/A        1.55%        1.55%        1.62%        1.63%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                     1.71%        1.69%        1.69%        1.69%        1.64%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(e),(f)                                 1.54%        1.54%        1.55%        1.62%        1.63%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.76%        2.77%        2.55%        2.29%        2.16%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%          53%          35%          16%          25%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (4.10%)        .88%        3.93%         .79%        2.06%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Intermediate Tax-Exempt Fund (the Fund) is a series of RiverSource Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B and Class C shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership. Effective March 3, 2008, Class B shares were closed to new investors and new purchases.

-  Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Dec. 1, 2007, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.


--------------------------------------------------------------------------------
32  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts,

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Nov. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure or to protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Nov. 30, 2008, the Fund had no outstanding futures contracts.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap agreements to produce incremental earnings, to gain exposure to or protect itself from market changes or to synthetically add or subtract principal exposure to the municipal market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting; whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a

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34  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into an interest rate swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swap to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions entered. At Nov. 30, 2008, the Fund had no outstanding interest rate swap contracts.

INVERSE FLOATER PROGRAM TRANSACTIONS
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

in trust at Nov. 30, 2008, are presented in the Portfolio of Investments. The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. At Nov. 30, 2008, and for the year then ended, the Fund had no outstanding short-term floating rate notes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
36  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                          2008        2007
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income -- tax exempt
     interest distributions*...........   $2,335,246  $2,491,891
    Long-term capital gain..............          --          --
CLASS B
Distributions paid from:
    Ordinary income -- tax exempt
     interest distributions*...........      157,523     232,262
    Long-term capital gain..............          --          --
CLASS C
Distributions paid from:
    Ordinary income -- tax exempt
     interest distributions*...........       64,046      91,390
    Long-term capital gain..............          --          --


* Tax-exempt interest distributions were 99.97% and 100% for the years ended Nov. 30, 2008 and 2007, respectively.

At Nov. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income...................  $    25,154
Undistributed accumulated long-term gain..........  $        --
Accumulated realized loss.........................  $  (538,998)
Unrealized appreciation (depreciation)............  $(4,220,653)


RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Nov. 30, 2008, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, RiverSource Investments LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.39% to 0.25% annually as the Fund's assets increase. The management fee for the year ended Nov. 30, 2008 was 0.39% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended Nov. 30, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2008, other expenses paid to this company were $151.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market


--------------------------------------------------------------------------------
38  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $131,000 and $20,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $54,721 for Class A, $4,304 for Class B and $323 for Class C for the year ended Nov. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses were as follows:

Class A.............................................  0.79%
Class B.............................................  1.55
Class C.............................................  1.54




--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $9,345
Class B...........................................     803
Class C...........................................     435


The management fees waived/reimbursed at the Fund level were $115,254.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.79%
Class B.............................................  1.55
Class C.............................................  1.54


EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $1,707 as a result of earnings and bank fee credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $33,715,895 and $26,240,156, respectively, for the year ended Nov. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED NOV. 30, 2008
                                    ISSUED FOR
                                    REINVESTED                       NET
                          SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                7,182,292     392,451     (6,068,172)       1,506,571
Class B                  141,479      27,123       (489,315)        (320,713)
Class C                  136,824      11,099       (212,218)         (64,295)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
40  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                        YEAR ENDED NOV. 30, 2007
                                    ISSUED FOR
                                    REINVESTED                       NET
                          SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                1,855,193     401,241     (4,772,552)      (2,516,118)
Class B                  151,412      38,531       (788,252)        (598,309)
Class C                   42,415      15,879       (249,709)        (191,415)
Class Y*                      --          --           (243)            (243)
--------------------------------------------------------------------------------


* At June 9, 2007, all Class Y shares were liquidated.

5. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $538,998 at Nov. 30, 2008, that if not offset by capital gains will expire as follows:


  2014        2016
$177,580    $361,418


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent

--------------------------------------------------------------------------------
42  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

8. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A.


--------------------------------------------------------------------------------
44  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Intermediate Tax-Exempt Fund (the
Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 21, 2009


--------------------------------------------------------------------------------
46  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Exempt-Interest Dividends....................................     99.97%


Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2008 was 14.30%.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2008 are listed below.

Alabama..........................................................      0.057%
Alaska...........................................................      0.611
Arizona..........................................................      1.833
California.......................................................      8.357
Colorado.........................................................      3.972
Connecticut......................................................      0.162
Florida..........................................................      3.315
Georgia..........................................................      4.799
Iowa.............................................................      1.058
Illinois.........................................................      1.682
Indiana..........................................................      1.832
Kansas...........................................................      1.576
Louisiana........................................................      0.792
Maryland.........................................................      0.425
Massachusetts....................................................      4.285
Michigan.........................................................      5.112
Minnesota........................................................      4.477
Mississippi......................................................      0.216


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION (continued)  ------------------------------------

Missouri.........................................................      3.264%
Montana..........................................................      0.427
Nebraska.........................................................      0.134
New Hampshire....................................................      0.737
New Jersey.......................................................      4.210
New Mexico.......................................................      0.005
New York.........................................................     18.479
North Carolina...................................................      5.895
North Dakota.....................................................      1.065
Ohio.............................................................      3.590
Pennsylvania.....................................................      0.007
Puerto Rico......................................................      2.704
South Carolina...................................................      0.587
Tennessee........................................................      3.068
Texas............................................................      4.689
Virginia.........................................................      1.153
Washington.......................................................      2.571
Washington, D.C. ................................................      1.089
Wisconsin........................................................      1.591
Wyoming..........................................................      0.174




--------------------------------------------------------------------------------
48  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 103 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Director,      Lead Outside
901 S. Marquette Ave.      2008                  Vibration Control Technologies, LLC (auto vibration      Director, Digital
Minneapolis, MN 55402                            technology); Director and Chairman, Highland Park        Ally, Inc. (digital
Age 66                                           Michigan Economic Development Corp; and Chairman,        imaging) since 2005;
                                                 Detroit Public Schools Foundation. Formerly, Chairman    and Infinity, Inc.
                                                 and Chief Executive Officer, Q Standards Worldwide,      (oil and gas
                                                 Inc. (library of technical standards); Director, Kerr-   exploration and
                                                 McGee Corporation (diversified energy and chemical       production);
                                                 company); Trustee, New York University Law Center        Director, OGE Energy
                                                 Foundation; Vice Chairman, Detroit Medical Center and    Corp. (energy and
                                                 Detroit Economic Growth Corp.                            energy services)
                                                                                                          since 2007
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2008 ANNUAL REPORT  53

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                             S-6355 U (1/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
TAX-EXEMPT BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE TAX-EXEMPT BOND FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH AS MUCH CURRENT INCOME EXEMPT FROM
FEDERAL INCOME TAXES AS POSSIBLE WITH ONLY MODEST
RISK TO THE SHAREHOLDER'S INVESTMENTS.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   38

Statement of Operations............   39

Statements of Changes in Net
  Assets...........................   40

Financial Highlights...............   41

Notes to Financial Statements......   44

Report of Independent Registered
  Public Accounting Firm...........   58

Federal Income Tax Information.....   60

Board Members and Officers.........   62

Proxy Voting.......................   66



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Tax-Exempt Bond Fund Class A Shares declined 7.33% (excluding sales charge) for the 12 months ended Nov. 30, 2008.

> The Fund underperformed the Barclays Capital 3-Plus Year Municipal Bond Index
  (formerly known as Lehman Brothers 3-Plus Year Municipal Bond Index), which fell 4.76% for the period.

> The Fund outperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which decreased 9.20% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2008)
--------------------------------------------------------------------------------


                                  1 year  3 years  5 years  10 years
--------------------------------------------------------------------
RiverSource Tax-Exempt Bond Fund
  Class A (excluding sales
  charge)                         -7.33%   -0.30%   +1.08%   +2.76%
--------------------------------------------------------------------
Barclays Capital 3-Plus Year
  Municipal Bond Index
  (unmanaged)                     -4.76%   +1.30%   +2.48%   +4.16%
--------------------------------------------------------------------
Lipper General Municipal Debt
  Funds Index                     -9.20%   -0.76%   +1.06%   +2.90%
--------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                    X     HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    14.8 years
--------------------------------------
Effective duration(2)        8.8 years
--------------------------------------
Weighted average bond
  rating(3)                         AA
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              0.89%       0.86%
-----------------------------------------
Class B              1.64%       1.62%
-----------------------------------------
Class C              1.64%       1.61%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding 0.07% of interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B, and 1.54% for Class C. See the Notes to Financial Statements for more information regarding inverse floater program transactions.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
4  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT NOV. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/24/76)                  -7.33%   -0.30%   +1.08%   +2.76%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -8.02%   -1.05%   +0.32%   +1.98%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -8.02%   -1.05%   +0.32%     N/A      +2.60%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/24/76)                 -11.75%   -1.90%   +0.12%   +2.24%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -12.47%   -2.26%   -0.01%   +1.98%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -8.91%   -1.05%   +0.32%     N/A      +2.60%
---------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/24/76)                  -6.74%   -0.40%   +1.06%   +2.82%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -7.43%   -1.15%   +0.30%   +2.04%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -7.44%   -1.15%   +0.30%     N/A      +2.65%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/24/76)                 -11.20%   -1.99%   +0.06%   +2.29%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -11.90%   -2.36%   -0.04%   +2.04%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -8.33%   -1.15%   +0.30%     N/A      +2.65%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Tax-Exempt Bond Fund (the Fund) Class A shares declined 7.33% (excluding sales charge) for the 12 months ended Nov. 30, 2008. The Fund underperformed the Barclays Capital 3-Plus Year Municipal Bond Index (Barclays 3-Plus Index), which fell 4.76% for the period. However, the Fund outperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which decreased 9.20% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The tax-exempt fixed income market significantly outpaced the equity markets but underperformed the taxable fixed income market for the annual period, as fallout from turmoil in the credit markets and fears regarding liquidity spilled over into the municipal market. Through February 2008, a flight to quality toward Treasuries ensued as investors grew increasingly risk averse. Investors also grew concerned that bond insurers might be challenged to maintain their AAA ratings. Further, liquidity evaporated, as hedge funds and other leveraged municipal participants were forced to sell positions into an already distressed market to meet margin calls. Plus, auction rate securities markets that typically supported the municipal bond market supply/demand balance did not offer this support during these months. The lack of support stemmed from Wall Street firms stepping away from the municipal bond market due to balance sheet pressures of their own. Finally, concerns heightened that the supply of new issue municipal bonds might build up in March 2008 and beyond. February 2008 was the worst month on record for the municipal

TOP TEN STATES/TERRITORIES (at Nov. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

California                                    13.2%
---------------------------------------------------
Texas                                          9.0%
---------------------------------------------------
Illinois                                       8.2%
---------------------------------------------------
New York                                       7.9%
---------------------------------------------------
Minnesota                                      6.0%
---------------------------------------------------
Louisiana                                      4.9%
---------------------------------------------------
Arizona                                        4.4%
---------------------------------------------------
Massachusetts                                  3.8%
---------------------------------------------------
Missouri                                       3.4%
---------------------------------------------------
Washington                                     3.3%
---------------------------------------------------




--------------------------------------------------------------------------------
6  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

bond market, with the ratio of municipal bond yields to Treasury yields across the yield curve, or spectrum of maturities, reaching record high levels.

Then, as new institutional and individual buyers came into the market to take advantage of the potential excess supply, the increased demand generated by these buyers softened fears that the new issue supply might not be absorbed. As a result, the ratio of municipal bond yields to Treasury yields was driven back down toward historical averages. The tax-exempt fixed income market rallied significantly from March through May, notably outperforming Treasuries during these months. Indeed, March through May generated the best relative performance for the tax-exempt fixed income market in over 25 years.

In June, the ratio of municipal bond yields to Treasury yields rose again, as several bond insurers were downgraded, investment banks experienced balance sheet deterioration and inflation pressures heightened. The tax-exempt bond market subsequently rallied once again until July 21, when FSA, a bond insurance company, was put on "negative watch" by the rating agencies. Amidst this market weakness, buyers returned, serving as the catalyst for strong performance by the tax-exempt bond market in August. By the end of August, the ratio of 10-year municipal bond yields

QUALITY BREAKDOWN (at Nov. 30, 2008; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA bonds                                  31.5%
------------------------------------------------
AA bonds                                   37.1%
------------------------------------------------
A bonds                                    20.1%
------------------------------------------------
BBB bonds                                  10.5%
------------------------------------------------
Non-investment grade bonds                  0.8%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 2.1% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


to 10-year Treasury yields had been driven back down to approximately 90%, having reached triple digits just months earlier.

From September through November, the tax-exempt bond market was challenged once again, starting with the bankruptcy of Lehman Brothers in mid-September, which sparked a slippery slope of financial institutions going out of business, forced into mergers or being taken over by the U.S. government. Liquidity dried up and demand for municipal bonds dramatically slowed, as the institutional buyer base shrank considerably due to consolidation within the industry and balance sheet pressures among the survivors. There was a great deal of deleveraging by mutual funds, forced selling by hedge funds, and aftershocks from the unwinding of tender option bond programs.(*) Investors grew increasingly cautious. At the same time, supply was largely sidelined due to the lack of demand. Year-to-date through November 2008, new issue supply was down 7.8% compared with the same period one year earlier. Given these difficult conditions, by the end of November the ratio of 10-year municipal bond yields to 10-year Treasury yields had reached a new all-time high of 150%.

For the annual period overall, short-term tax-exempt yields declined, as the Federal Reserve (the Fed) sought to strengthen liquidity and calm market fears by cutting the targeted federal funds rate nine times by a total of 4.25% and as demand from money market funds increased. Longer-dated municipal bond yields rose. Indeed, by the end of the annual period, yields on municipal bonds with maturities of 20 years or longer had reached the highest levels seen in over 10 years.

As long-term municipal bond yields rose and short-term municipal bond yields fell early in the annual period, the Fund benefited from the steeper yield curve bias we implemented in December and January. Further boosting the Fund's results relative to the Barclays 3-Plus Index was having only modest exposure to high yield and non-investment grade municipal bonds, which underperformed higher quality sectors during the

(*) Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a "carry trade."

--------------------------------------------------------------------------------
8  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


annual period. Similarly, having only a moderate position in the general obligation bonds of the state of California, New York City and the Commonwealth of Puerto Rico helped, as these general obligations grew increasingly riskier due to the issuers' sizable budgetary imbalances.

Another contributing factor to the Fund's performance during this period was effective issue selection within the non-enhanced municipal tobacco bond sector and the education sector. Issue selection within the health care sector also was effective, although this was more than offset by the detracting effect of having a significant allocation to this sector as spreads, or the difference in yields between these securities and AAA-rated municipals, widened.

Having an allocation to prepaid natural gas municipal bonds detracted from Fund results. Though an AA/A-rated sector, these bonds, which carry the backing of major investment firms, were impacted during the period due to concern regarding the long-term viability of these institutions. Indeed, the Fund did hold a position in a Lehman Brothers prepaid natural gas municipal bond, which traded down sharply when the institution declared bankruptcy in mid-September.

Exposure to tender option bond programs also detracted from Fund performance, as these securities underperformed when the yield curve grew steeper and longer-dated municipal bond rates moved higher. We actively reduced the Fund's position in these tender option bond programs during the annual period, but not enough to avoid the impact of their lagging performance.



  Overall, we sought to upgrade quality in the Fund's portfolio during the annual period.






--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Finally, a significant allocation to bonds rated A and BBB across a variety of sectors detracted from the Fund's performance, as spreads widened and A-rated and BBB-rated bonds materially underperformed higher quality tax-exempt bonds for the annual period.

CHANGES TO THE FUND'S PORTFOLIO
Overall, we sought to upgrade quality in the Fund's portfolio during the annual period. In implementing this strategy, we reduced exposure to non-enhanced municipal tobacco bonds, given the increased supply anticipated to be on the horizon. This proved to be a prudent move given recent pricing of these bonds. We also reduced the Fund's allocations to prepaid natural gas municipal bonds and to the general obligation bonds of the state of California, the state of New York, New York City and the Commonwealth of Puerto Rico. We were increasingly concerned that spreads on California bonds would widen further over the near term as the state's economy as a whole and its real estate market in particular remained under pressure. As for New York, we were similarly concerned about its economy due to job losses across the state due in large part to the ongoing problems Wall Street faces. Puerto Rico continued to deal with material budget imbalances. As mentioned, we also reduced the Fund's exposure to tender option bond programs, as their cost structure became less attractive with their steeper yield curve.

We deployed the proceeds from these trades into higher quality higher education bonds and investment grade essential service revenue bonds, such as public power and water and sewer issues. We feel that these sectors may enable the Fund to potentially pick up incremental yield without taking on significant risk, as they tend to be less economically sensitive.

OUR FUTURE STRATEGY
At the end of November, we viewed the longer-term prospects for the tax-exempt bond market as attractive. However, for the near term, we believe the tax-exempt bond market may remain under pressure, as still-elevated levels of new issue supply, dysfunction of the auction rate securities markets, limited participation by institutional buyers, and budgetary squeezes on many municipal issuers remain ongoing concerns. We intend to use any near-term weakness in the tax-exempt bond market as a buying opportunity, as we continue to focus on higher quality municipal bonds,

--------------------------------------------------------------------------------
10  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

such as those in the education and essential service revenue sectors. At the same time, we intend to steer away from high yield and non-investment grade municipal bonds. We will, of course, continue to carefully monitor the fundamentals of the issuers and their budgets, seeking to avoid bonds issued by those under ratings pressure.

We believe the Fed is likely to ease monetary policy again in the near term, so we expect to maintain the Fund's duration neutral to modestly longer than the Barclays 3-Plus Index. We also believe that the tax-exempt yield curve may become a bit steeper but will basically remain within its current range.

Longer term, we remain hopeful regarding the tax-exempt bond market for several reasons. First, we believe federal income taxes will go up given the outcome of the November 2008 presidential election. As a result, we expect the appeal of municipal bond funds to increase. Second, with less reliance on bond insurers and with concerns regarding their downgrades now behind us, we anticipate an enhanced focus on individual municipal bonds' fundamentals. Our ongoing policy is to focus on the underlying credit quality of all municipal securities held in the RiverSource Tax-Exempt Bond Fund, including those wrapped with any bond insurance, with an emphasis on fundamentals and little reliance on the insurers themselves. Third, as Treasury yields significantly decline, potential buyers may find municipal bond yields increasingly attractive. Finally, there is talk, though in the early stages still, of the Federal government possibly assisting states by funding infrastructure projects and more. Together, we believe these factors will lead to a reversion in the ratio of municipal bond yields to Treasury yields. While this ratio may not return to historical averages for some time, we may see it decline closer to 100% during 2009.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes as possible with only modest risk. We will also seek to avoid bonds that produce income that is subject to the Alternative Minimum Tax.



Catherine Stienstra
Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
12  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt Bond Fund Class A shares (from 12/1/98 to 11/30/08) as compared to the performance of two widely cited performance indices, the Barclays Capital 3-Plus Year Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE TAX-EXEMPT BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,825    $9,441   $10,060    $12,507
------------------------------------------------------------------------------------------
        Average annual total return                 -11.75%    -1.90%    +0.12%     +2.24%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 3-PLUS YEAR MUNICIPAL BOND INDEX(1)
        Cumulative value of $10,000                  $9,524   $10,395   $11,303    $15,037
------------------------------------------------------------------------------------------
        Average annual total return                  -4.76%    +1.30%    +2.48%     +4.16%
------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                  $9,080    $9,774   $10,541    $13,304
------------------------------------------------------------------------------------------
        Average annual total return                  -9.20%    -0.76%    +1.06%     +2.90%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
14  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT BOND FUND LINE GRAPH)

                     RIVERSOURCE TAX-EXEMPT    BARLCAYS CAPITAL
                            BOND FUND               3 PLUS         LIPPER GENERAL
                             CLASS A            YEAR MUNICIPAL     MUNICIPAL DEBT
                     (INCLUDES SALES CHARGE)     BOND INDEX(1)     FUNDS INDEX(2)
                     -----------------------   ----------------    --------------
'98                          $ 9,525               $10,000            $10,000
'99                            9,218                 9,841              9,702
'00                            9,946                10,696             10,407
'01                           10,729                11,659             11,238
'02                           11,191                12,422             11,812
'03                           11,852                13,302             12,619
'04                           12,247                13,886             13,078
'05                           12,621                14,466             13,612
'06                           13,357                15,401             14,492
'07                           13,496                15,789             14,652
'08                           12,507                15,037             13,304




(1) The Barclays Capital 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                 JUNE 1, 2008  NOV. 30, 2008  THE PERIOD(A)  EXPENSE RATIO(B)
---------------------------------------------------------------------------------------------

Class A
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  920.40        $4.12             .86%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.64        $4.33             .86%
---------------------------------------------------------------------------------------------

Class B
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  917.00        $7.69(d)         1.61%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.90        $8.10(d)         1.61%
---------------------------------------------------------------------------------------------

Class C
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  914.50        $7.68            1.61%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.90        $8.10            1.61%
---------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Annualized expense ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.79% for Class A, 1.54% for Class B and 1.54% for Class C. See
    note 1 to the financial statements.
(c) Based on the actual return for the six months ended Nov. 30, 2008: -7.96% for Class A, -8.30% for Class B and -8.55% for Class C.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs), will not exceed 0.79% for Class A, 1.55% for Class B and 1.54% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective Dec. 1, 2008. Had this change been in effect for the entire six month period ended Nov. 30, 2008, the actual expenses paid would have been $7.74 for Class B; the hypothetical expenses paid would have been $8.15 for Class B. The actual and hypothetical expenses paid for Class A and Class C would have been the same as those presented in the table above.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

NOV. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




MUNICIPAL BONDS (95.5%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
ALABAMA (0.6%)
City of Birmingham
 Unlimited General Obligation Refunding Warrants
 Series 2003A (AMBAC)
 06-01-13                            5.25%           $1,755,000            $1,881,448
County of Jefferson
 Revenue Bonds
 Series 2004A
 01-01-23                            5.25             1,500,000               975,510
Montgomery Medical Clinic Board
 Revenue Bonds
 Jackson Hospital & Clinic
 Series 2006
 03-01-21                            5.13             1,000,000               822,830
                                                                          -----------
Total                                                                       3,679,788
-------------------------------------------------------------------------------------

ARIZONA (3.3%)
Arizona Health Facilities Authority
 Revenue Bonds
 Banner Health
 Series 2008D
 01-01-32                            5.38             7,500,000             6,378,975
Arizona Health Facilities Authority
 Revenue Bonds
 Phoenix Childrens Hospital
 Series 2007B
 02-02-15                            1.88             2,000,000(i)          1,720,000
Maricopa County Industrial Development Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004A
 07-01-23                            5.38             2,500,000             2,160,900
Queen Creek Improvement District #1
 Special Assessment Bonds
 Series 2006
 01-01-19                            5.00               755,000               643,539
 01-01-20                            5.00               580,000               480,495
 01-01-21                            5.00             1,000,000               810,321
Salt River Project Agricultural Improvement & Power District
 Revenue Bonds
 Series 2008A
 01-01-38                            5.00             7,165,000             6,465,624
Salt Verde Financial Corporation
 Revenue Bonds
 Series 2007
 12-01-32                            5.00             2,000,000             1,307,180
                                                                          -----------
Total                                                                      19,967,034
-------------------------------------------------------------------------------------

ARKANSAS (0.2%)
Arkansas Development Finance Authority
 Revenue Bonds
 Mortgage-backed Securities Program
 Series 2003A (GNMA/FNMA)
 07-01-34                            4.90             1,200,000             1,233,552
-------------------------------------------------------------------------------------

CALIFORNIA (13.1%)
Abag Finance Authority for Nonprofit Corporations
 Revenue Bonds
 San Diego Hospital Association
 Series 2001A
 08-15-20                            6.13             1,000,000               891,770
Anaheim Public Financing Authority
 Revenue Bonds
 Series 2007 (MBIA)
 02-01-33                            4.75             1,655,000             1,401,967
Bay Area Toll Authority
 Revenue Bonds
 San Francisco Bay Area
 Series 2008F-1
 04-01-39                            5.00             5,000,000             4,447,900


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
California Educational Facilities Authority
 Revenue Bonds
 University of Southern California
 Series 2007A
 10-01-37                            4.75%           $1,000,000              $839,030
California Health Facilities Financing Authority
 Refunding Revenue Bonds
 Cedars-Sinai Medical Center
 Series 2005
 11-15-34                            5.00             1,000,000               770,940
California Health Facilities Financing Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004G
 07-01-23                            5.25             2,000,000             1,764,780
California Health Facilities Financing Authority
 Revenue Bonds
 Cedars-Sinai Medical Center
 Series 1997B (MBIA)
 08-01-27                            5.13             3,000,000             2,421,120
California Health Facilities Financing Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006A
 04-01-39                            5.25             1,000,000               801,930
California Health Facilities Financing Authority
 Revenue Bonds
 Providence Health & Services
 Series 2008C
 10-01-28                            6.25               500,000               498,820
 10-01-38                            6.50             1,000,000               994,670
California Health Facilities Financing Authority
 Revenue Bonds
 Sutter Health
 Series 2008A
 08-15-30                            5.00             2,500,000             2,089,575
California State Department of Water Resources
 Revenue Bonds
 Power Supply
 Series 2008H
 05-01-22                            5.00             1,400,000             1,360,352
California State Public Works Board
 Refunding Revenue Bonds
 Various University of California Projects
 Series 1993A
 06-01-14                            5.50             7,275,000             7,806,002
California Statewide Communities Development Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006B
 03-01-45                            5.25             2,500,000             1,950,300
California Statewide Communities Development Authority
 Revenue Bonds
 Sutter Health
 Series 2002B
 08-15-28                            5.50             2,000,000             1,818,500
Chabot-Las Positas Community College District
 Unlimited General Obligation Bonds
 Capital Appreciation Election of 2004
 Zero Coupon
 Series 2006B (AMBAC)
 08-01-18                            4.65             1,000,000(b)            605,520
City & County of San Francisco
 Unlimited General Obligation Bonds
 Neighborhood Recreation & Park
 Series 2004A (MBIA)
 06-15-23                            5.00             4,795,000             4,741,200
Fairfield-Suisun Unified School District
 Unlimited General Obligation Bonds
 Election of 2002
 Series 2004 (MBIA)
 08-01-28                            5.50             3,000,000             2,964,240
Fremont Union High School District/Santa Clara County
 Unlimited General Obligation Bonds
 Election of 2008
 Series 2008
 08-01-30                            4.75               975,000               857,181


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
Golden State Tobacco Securitization Corporation
 Prerefunded Revenue Bonds
 Series 2003A-1
 06-01-39                            6.75%             $750,000              $861,968
 06-01-40                            6.63               900,000             1,029,672
Golden State Tobacco Securitization Corporation
 Revenue Bonds
 Series 2003A-1
 06-01-33                            6.25               865,000               929,097
Golden State Tobacco Securitization Corporation
 Revenue Bonds
 Series 2005 (AMBAC)
 06-01-45                            5.00             1,950,000             1,424,241
Semitropic Improvement District
 Revenue Bonds
 Series 2004A (XLCA)
 12-01-28                            5.00             5,000,000             4,384,999
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2002
 04-01-32                            5.25             4,910,000             5,408,120
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2004
 04-01-29                            5.30             1,743,000             1,979,020
State of California
 Unlimited General Obligation Bonds
 Series 2003
 02-01-29                            5.25             2,500,000             2,290,300
State of California
 Unlimited General Obligation Bonds
 Series 2003 (MBIA)
 02-01-27                            5.25             5,000,000             4,661,250
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2005
 06-01-35                            4.75             7,500,000             5,930,399
State of California
 Unrefunded Unlimited General Obligation Bonds
 Series 2004
 04-01-29                            5.30                 2,000                 1,843
Sweetwater Union High School District
 Certificate of Participation
 Series 2002 (FSA)
 09-01-21                            5.00             3,255,000             3,234,428
Turlock Public Financing Authority
 Revenue Bonds
 Series 2008
 05-01-32                            4.75             3,405,000             2,861,800
West Covina Redevelopment Agency
 Refunding Special Tax Bonds
 Fashion Plaza
 Series 1996
 09-01-17                            6.00             5,000,000             5,448,350
                                                                          -----------
Total                                                                      79,471,284
-------------------------------------------------------------------------------------

COLORADO (1.9%)
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
 12-01-22                            4.95             1,000,000               721,081
 12-01-26                            5.00               500,000               333,570
Broomfield
 Certificate of Participation
 Open Space Park & Recreation Facilities
 Series 2000 (AMBAC)
 12-01-20                            5.50             1,000,000             1,007,160
City of Aurora
 Refunding Revenue Bonds
 1st Lien
 Series 2008A
 08-01-33                            5.00             2,000,000             1,822,980
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
 06-01-23                            5.25               500,000               413,105


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
COLORADO (CONT.)
North Range Metropolitan District #1
 Prerefunded Limited General Obligation Bonds
 Series 2001
 12-15-31                            7.25%           $1,870,000            $2,106,443
North Range Metropolitan District #2
 Limited Tax General Obligation Bonds
 Series 2007
 12-15-27                            5.50               735,000               515,389
 12-15-37                            5.50               820,000               511,565
University of Colorado
 Prerefunded Certificate of Participation
 Master Lease Purchase Agreement
 Series 2003A (AMBAC)
 06-01-23                            5.00             3,700,000             4,068,853
                                                                          -----------
Total                                                                      11,500,146
-------------------------------------------------------------------------------------

CONNECTICUT (1.1%)
Connecticut State Health & Educational Facility Authority
 Revenue Bonds
 Yale University
 Series 2008-Z3
 07-01-42                            5.05             7,150,000             6,784,778
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
District of Columbia Water & Sewer Authority
 Refunding Revenue Bonds
 Sub Lien
 Series 2008A (Assured Guaranty)
 10-01-29                            5.00             1,515,000             1,388,225
-------------------------------------------------------------------------------------

FLORIDA (2.2%)
Brevard County Health Facilities Authority
 Revenue Bonds
 Health First Incorporated Project
 Series 2005
 04-01-34                            5.00               750,000               461,535
Broward County School Board
 Certificate of Participation
 Series 2003 (MBIA)
 07-01-24                            5.00             3,000,000             2,707,200
City of Lakeland
 Prerefunded Revenue Bonds
 Lakeland Regional Health Systems
 Series 2002
 11-15-32                            5.50             2,000,000             2,208,440
Florida Municipal Loan Council
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 2000A (MBIA)
 04-01-20                            6.02             4,360,000(b)          2,269,118
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2002B
 11-15-23                            5.25             1,000,000             1,093,860
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006C
 11-15-36                            5.25                50,000(i)             55,613
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-32                            5.13               105,000               115,885
Highlands County Health Facilities Authority
 Unrefunded Revenue Bonds
 Adventist Health
 Series 2006C
 11-15-36                            5.25             1,950,000(i)          1,549,568
Highlands County Health Facilities Authority
 Unrefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-32                            5.13             2,895,000(i)          2,285,399


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
FLORIDA (CONT.)
Sarasota County Health Facility Authority
 Refunding Revenue Bonds
 Village on the Isle Project
 Series 2007
 01-01-14                            5.00%             $500,000              $447,665
                                                                          -----------
Total                                                                      13,194,283
-------------------------------------------------------------------------------------

GEORGIA (3.3%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
 07-01-16                            4.40             3,500,000             3,508,190
Cherokee County Water & Sewer Authority
 Unrefunded Revenue Bonds
 Series 1995 (MBIA)
 08-01-25                            5.20             2,665,000             2,486,179
City of Atlanta
 Revenue Bonds
 Series 2001A (MBIA)
 11-01-39                            5.00             2,675,000             2,249,889
County of Fulton
 Revenue Bonds
 Series 1992 Escrowed to Maturity (FGIC)
 01-01-14                            6.38             3,125,000             3,398,656
Gwinnett County School District
 Unlimited General Obligation Bonds
 Series 2008
 02-01-36                            5.00             7,610,000             7,240,611
Main Street Natural Gas Incorporated
 Revenue Bonds
 Series 2008A
 07-15-28                            6.25             6,000,000(j)          1,020,120
                                                                          -----------
Total                                                                      19,903,645
-------------------------------------------------------------------------------------

ILLINOIS (8.1%)
Cook & Will Counties Township High School
 District #206
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 1992C Escrowed to Maturity (AMBAC)
 12-01-10                            6.55             2,605,000(b)          2,479,543
Cook County Community Consolidated School
 District #21 -- Wheeling
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 2000 Escrowed to Maturity (FSA)
 12-01-19                            6.03             3,140,000(b)          1,849,994
Cook County School District #170
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 1992C Escrowed to Maturity (AMBAC)
 12-01-09                            6.50             2,155,000(b)          2,121,705
 12-01-10                            6.55             2,155,000(b)          2,052,013
County of Jefferson
 Unlimited General Obligation Bonds
 Jail & Administration Office Center Project
 Series 2003A (FGIC)
 01-15-24                            5.25             2,420,000             2,390,016
Illinois Educational Facilities Authority
 Refunding Revenue Bonds
 Augustana College
 Series 2003A
 10-01-22                            5.63             2,500,000             2,130,975
Illinois Educational Facilities Authority
 Revenue Bonds
 University of Chicago
 Series 2003A
 07-01-25                            5.25             6,770,000             6,791,529
Illinois Finance Authority
 Revenue Bonds
 Northwest Community Hospital
 Series 2008A
 07-01-33                            5.38             1,000,000               861,660


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
ILLINOIS (CONT.)
Illinois Finance Authority
 Revenue Bonds
 Sedgebrook Incorporated Facility
 Series 2007A
 11-15-12                            5.50%             $500,000              $458,700
Illinois Finance Authority
 Subordinated Revenue Bonds
 Regency
 Zero Coupon
 Series 1990 Escrowed to Maturity
 04-15-20                            7.75            13,745,000(b)          7,805,786
Lake County Community High School
 District #127 -- Grayslake
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 2002B (FGIC)
 02-01-16                            5.32             4,000,000(b)          2,858,520
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1993A Escrowed to Maturity (FGIC)
 06-15-21                            6.54             1,870,000(b)            995,401
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 McCormick Place Expansion
 Series 2002A (MBIA)
 06-15-42                            5.25             4,000,000             3,727,520
Metropolitan Pier & Exposition Authority
 Unrefunded Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1993A (FGIC)
 06-15-10                            6.65               240,000(b)            229,001
Southern Illinois University
 Revenue Bonds
 Capital Appreciation
 Housing & Auxiliary
 Zero Coupon
 Series 1999A (MBIA)
 04-01-26                            5.55             4,000,000(b)          1,362,000
St. Clair County Public Building Commission
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1997B (FGIC)
 12-01-14                            5.95             2,000,000(b)          1,469,620
State of Illinois
 Unlimited General Obligation Bonds
 1st Series 2001 (FSA)
 05-01-26                            5.25            10,000,000             9,887,100
                                                                          -----------
Total                                                                      49,471,083
-------------------------------------------------------------------------------------

INDIANA (1.1%)
Indiana Finance Authority
 Refunding Revenue Bonds
 Sisters of St. Francis Health
 Series 2008
 11-01-32                            5.38             1,000,000               868,680
Indiana Health & Educational Facilities Financing Authority
 Revenue Bonds
 Clarian Health Obligation
 Series 2006A
 02-15-36                            5.00               625,000               396,113
Indiana Health Facility Financing Authority
 Revenue Bonds
 Ascension Health Sub Credit
 Series 2005A
 11-01-10                            5.00             2,500,000             2,569,099
Indiana Transportation Finance Authority
 Prerefunded Revenue Bonds
 Series 1990A
 06-01-15                            7.25             2,210,000             2,378,137


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
INDIANA (CONT.)
Vigo County Hospital Authority
 Revenue Bonds
 Union Hospital Incorporated
 Series 2007
 09-01-37                            5.70%           $1,050,000              $691,646
                                                                          -----------
Total                                                                       6,903,675
-------------------------------------------------------------------------------------

IOWA (0.3%)
Coralville
 Tax Allocation Bonds
 Tax Increment
 Series 2007C
 06-01-39                            5.13             2,425,000             1,867,420
-------------------------------------------------------------------------------------

KANSAS (0.4%)
University of Kansas Hospital Authority
 Improvement Refunding Revenue Bonds
 Health System
 Series 2006
 09-01-23                            5.00               705,000               611,573
 09-01-25                            5.00             1,825,000             1,533,037
                                                                          -----------
Total                                                                       2,144,610
-------------------------------------------------------------------------------------

KENTUCKY (1.0%)
Kentucky Economic Development Finance Authority
 Revenue Bonds
 Louisville Arena
 Sub Series 2008A-1 (Assured Guaranty)
 12-01-33                            6.00               800,000               767,064
Louisville & Jefferson County Metropolitan Government
 Revenue Bonds
 Jewish Hospital St. Marys Healthcare
 Series 2008
 02-01-27                            5.75             6,000,000             5,034,360
                                                                          -----------
Total                                                                       5,801,424
-------------------------------------------------------------------------------------

LOUISIANA (4.8%)
City of New Orleans
 Unlimited General Obligation Refunding Bonds
 Capital Appreciation
 Zero Coupon
 Series 1991 (AMBAC)
 09-01-12                            6.63             6,250,000(b)          5,282,750
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
 06-01-16                            5.00             1,500,000             1,348,650
New Orleans Home Mortgage Authority
 Special Obligation Refunding Bonds
 Series 1992 Escrowed to Maturity
 01-15-11                            6.25             8,655,000             9,260,071
Parish of St. John the Baptist
 Revenue Bonds
 Marathon Oil Corporation
 Series 2007A
 06-01-37                            5.13             2,150,000             1,362,993
State of Louisiana
 Revenue Bonds
 Series 2005A (MBIA/FGIC)
 05-01-19                            5.25             1,000,000             1,011,360
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2001B
 05-15-30                            5.50             7,400,000             6,181,220
 05-15-39                            5.88             6,540,000             4,600,628
                                                                          -----------
Total                                                                      29,047,672
-------------------------------------------------------------------------------------

MARYLAND (1.7%)
County of Baltimore
 Revenue Bonds
 Catholic Health Initiatives
 Series 2006A
 09-01-26                            5.00            10,200,000             9,135,120


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
MARYLAND (CONT.)
Maryland Health & Higher Educational Facilities Authority
 Revenue Bonds
 Washington County Hospital
 Series 2008
 01-01-33                            5.75%             $875,000              $634,804
Maryland State Economic Development Corporation
 Revenue Bonds
 University of Maryland College Park Projects
 Series 2008
 06-01-33                            5.75               400,000               310,272
                                                                          -----------
Total                                                                      10,080,196
-------------------------------------------------------------------------------------

MASSACHUSETTS (3.8%)
Commonwealth of Massachusetts
 Limited General Obligation Refunding Bonds
 Series 2004B
 08-01-22                            5.25             2,500,000             2,590,825
 08-01-28                            5.25             2,000,000             2,004,720
Commonwealth of Massachusetts
 Refunding Revenue Bonds
 Series 2005 (MBIA/FGIC)
 01-01-27                            5.50             1,500,000             1,494,810
 01-01-28                            5.50             1,500,000             1,489,410
Massachusetts Bay Transportation Authority
 Revenue Bonds
 Series 2005A
 07-01-31                            5.00             2,000,000             1,913,800
Massachusetts Development Finance Agency
 Revenue Bonds
 Boston University
 Series 1999P
 05-15-59                            6.00               675,000               643,262
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2002FF
 07-15-37                            5.13             2,200,000             2,127,730
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Lahey Clinic Medical Center
 Series 2007D
 08-15-28                            5.25             1,000,000               844,430
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Milford Regional Medical
 Series 2007E
 07-15-37                            5.00             2,200,000             1,327,436
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Partners Healthcare Systems
 Series 2007G-5
 07-01-47                            5.00             1,500,000             1,178,070
Massachusetts School Building Authority
 Revenue Bonds
 Series 2007A (AMBAC)
 08-15-32                            4.75             1,240,000             1,084,826
Massachusetts State Water Pollution Abatement
 Prerefunded Revenue Bonds
 Pool Program
 Series 2004-10
 08-01-34                            5.00             3,430,000             3,807,506
Massachusetts State Water Pollution Abatement
 Unrefunded Revenue Bonds
 Pool Program
 Series 2004-10
 08-01-34                            5.00               570,000               534,728
Massachusetts Water Resources Authority
 Refunding Revenue Bonds
 Series 2005A (MBIA)
 08-01-22                            5.00             2,000,000             2,002,380
                                                                          -----------
Total                                                                      23,043,933
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)

MICHIGAN (3.3%)
Detroit
 Revenue Bonds
 Sr Lien
 Series 2003A (MBIA)
 07-01-21                            5.00%           $1,350,000            $1,280,367
Detroit
 Unrefunded Revenue Bonds
 2nd Lien
 Series 2005A (MBIA)
 07-01-30                            5.00             2,435,000             2,118,377
Marysville Public School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA)
 (Qualified School Bond Loan Fund)
 05-01-37                            4.70               500,000               414,065
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water Revolving Fund
 Series 2001
 10-01-19                            5.25             2,000,000             2,046,360
Michigan Municipal Bond Authority
 Revenue Bonds
 Drinking Water State Revolving Fund
 Series 2002
 10-01-22                            5.00             2,350,000             2,354,724
Michigan Municipal Bond Authority
 Revenue Bonds
 School District City of Detroit
 Series 2005 (FSA)
 06-01-19                            5.00             1,500,000             1,520,190
Michigan State Hospital Finance Authority
 Refunding Revenue Bonds
 Henry Ford Health System
 Series 2006A
 11-15-26                            5.00             1,090,000               810,404
Michigan State Hospital Finance Authority
 Revenue Bonds
 Oakwood Obligated Group
 Series 2003
 11-01-18                            5.50             4,070,000             3,872,524
Oakland Schools Intermediate School District
 Limited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA)
 05-01-36                            5.00             2,500,000             2,261,800
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001
 07-01-21                            7.13             1,615,000             1,738,951
Troy City School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2006 (MBIA)
 (Qualified School Board Loan Fund)
 05-01-24                            5.00             1,600,000             1,566,272
                                                                          -----------
Total                                                                      19,984,034
-------------------------------------------------------------------------------------

MINNESOTA (4.8%)
City of Breckenridge
 Revenue Bonds
 Catholic Health Initiatives
 Series 2004A
 05-01-30                            5.00             3,075,000             2,621,160
City of Minneapolis
 Revenue Bonds
 Fairview Health Services
 Series 2008A
 11-15-23                            6.38             1,000,000               964,980
 11-15-32                            6.75             1,000,000               958,820
Duluth Independent School District #709 Certificate of Participation
 Series 2008B
 (School District Credit Enhancement Program)
 02-01-26                            4.75             1,000,000               916,220
Hennepin County
 Unlimited General Obligation Bonds
 Series 2008D
 12-01-28                            5.00             4,355,000             4,284,667


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
MINNESOTA (CONT.)
Minneapolis Special School District #1
 Unlimited General Obligation Refunding Bonds
 Series 2005A (FSA)
 (School District Credit Enhancement Program)
 02-01-15                            5.00%           $1,000,000            $1,076,280
Minneapolis/St. Paul Housing Finance Board
 Revenue Bonds
 Mortgage-backed City Living
 Series 2006A-5 (GNMA/FNMA/FHLMC)
 04-01-27                            5.45             3,696,249             3,741,491
Minnesota State Municipal Power Agency
 Revenue Bonds
 Series 2005
 10-01-30                            5.00             3,500,000             2,934,680
St. Louis Park
 Revenue Bonds
 Park Nicollet Health Services
 Series 2008C
 07-01-23                            5.50             6,700,000             5,901,426
 07-01-30                            5.75               800,000               676,120
St. Paul Housing & Redevelopment Authority
 Refunding Revenue Bonds
 St. Paul Academy & Summit School
 Series 2007
 10-01-24                            5.00             2,000,000             1,797,180
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligation Group Project
 Series 2006
 05-15-21                            5.25             1,070,000               870,434
 05-15-22                            5.25             1,185,000               945,097
 05-15-26                            5.25             1,000,000               741,300
 05-15-36                            5.25               750,000               499,815
Todd Morrison Cass & Wadena Counties
 United Hospital District
 Unlimited General Obligation Bonds
 Health Care Facilities-Lakewood
 Series 2004
 12-01-34                            5.00               250,000               193,943
                                                                          -----------
Total                                                                      29,123,613
-------------------------------------------------------------------------------------

MISSISSIPPI (0.5%)
Mississippi Home Corporation
 Revenue Bonds
 Series 2007E-1 (GNMA/FNMA/FHLMC)
 12-01-37                            5.85             3,190,000             3,247,516
-------------------------------------------------------------------------------------

MISSOURI (3.4%)
Boone County
 Revenue Bonds
 Boone Hospital Center
 Series 2008
 08-01-38                            5.38             1,700,000             1,269,135
Missouri Joint Municipal Electric Utility Commission
 Revenue Bonds
 Plum Point Project
 Series 2006 (MBIA)
 01-01-20                            5.00             2,000,000             1,885,960
Missouri State Health & Educational Facilities Authority
 Prerefunded Revenue Bonds
 Park College
 Series 1999
 06-01-19                            5.88             4,000,000             4,134,560
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Coxhealth
 Series 2008
 11-15-29                            5.25             2,800,000             2,168,656
 11-15-33                            5.50             1,500,000             1,200,525
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Washington University
 Series 2008A
 03-15-39                            5.38            10,000,000             9,947,299
                                                                          -----------
Total                                                                      20,606,135
-------------------------------------------------------------------------------------

NEBRASKA (1.1%)
Douglas County Hospital Authority #2
 Refunding Revenue Bonds
 Childrens Hospital Health Facilities
 Series 2008
 08-15-31                            6.13             2,250,000             2,009,858


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
NEBRASKA (CONT.)
Madison County Hospital Authority
 Revenue Bonds
 Faith Regional Health Services Project
 Series 2008A-1
 07-01-33                            6.00%           $3,500,000            $2,754,920
Nebraska Elementary & Secondary School Finance Authority
 Revenue Bonds
 Boys Town Project
 Series 2008
 09-01-28                            4.75             2,200,000             1,893,364
                                                                          -----------
Total                                                                       6,658,142
-------------------------------------------------------------------------------------

NEVADA (0.5%)
Truckee Meadows Water Authority
 Refunding Revenue Bonds
 Series 2006 (FSA)
 07-01-32                            4.75             3,775,000             3,088,139
-------------------------------------------------------------------------------------

NEW JERSEY (1.7%)
New Jersey Economic Development Authority
 Revenue Bonds
 Cigarette Tax
 Series 2004
 06-15-18                            5.63             4,950,000             4,145,972
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 AHS Hospital Corporation
 Series 2008A
 07-01-27                            5.00             1,410,000             1,153,338
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 AtlantiCare Regional Medical Center
 Series 2007
 07-01-22                            5.00               825,000               715,721
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 South Jersey Hospital
 Series 2006
 07-01-18                            5.00             1,925,000             1,807,420
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2002
 06-01-37                            6.00             2,175,000             2,428,083
                                                                          -----------
Total                                                                      10,250,534
-------------------------------------------------------------------------------------

NEW MEXICO (0.3%)
New Mexico Hospital Equipment Loan Council
 Revenue Bonds
 Presbyterian Healthcare Services
 Series 2008A
 08-01-32                            6.38             2,165,000             2,066,990
-------------------------------------------------------------------------------------

NEW YORK (7.7%)
City of New York
 Unlimited General Obligation Bonds
 Series 2004E (FSA)
 11-01-22                            5.00             2,600,000             2,482,584
City of New York
 Unlimited General Obligation Bonds
 Series 2004H
 08-01-20                            5.00             3,660,000             3,580,944
City of New York
 Unlimited General Obligation Bonds
 Sub Series 2006J-1
 06-01-25                            5.00             1,500,000             1,405,395
City of New York
 Unrefunded Unlimited General Obligation Bonds
 Series 2003J
 06-01-19                            5.50             2,000,000             2,095,800
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2005F
 11-15-12                            5.00             1,000,000             1,044,580
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2006A
 11-15-22                            5.00             2,500,000             2,337,549


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
 01-01-23                            5.00%           $1,000,000              $867,870
New York State Dormitory Authority
 Revenue Bonds
 Columbia University
 Series 2007C
 07-01-29                            5.00             1,250,000             1,229,425
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 2nd General Resolution
 Series 1993A
 07-01-18                            5.75             5,500,000             5,974,705
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2006C
 12-15-31                            5.00             1,000,000               935,100
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2007A
 03-15-37                            5.00             1,000,000               909,960
New York State Dormitory Authority
 Revenue Bonds
 Series 2003B (XLCA)
 07-01-32                            5.25             6,350,000             6,558,597
New York State Dormitory Authority
 Revenue Bonds
 Sloan-Kettering Memorial Center
 Series 2003-1 (MBIA)
 07-01-23                            5.00             6,000,000             5,646,840
 07-01-24                            5.00             2,500,000             2,332,900
New York State Dormitory Authority
 Revenue Bonds
 Sloan-Kettering Memorial Center
 Series 2006-1
 07-01-35                            5.00             1,250,000             1,154,950
New York State Energy Research & Development Authority
 Revenue Bonds
 New York State Electric & Gas
 Series 1985 (MBIA)
 03-15-15                            4.10             2,400,000             2,326,728
New York State Thruway Authority
 Revenue Bonds
 2nd General Resolution
 Series 2003B (FSA)
 04-01-21                            4.75             1,500,000             1,484,730
New York State Urban Development Corporation
 Refunding Revenue Bonds
 Service Contract
 Series 2008B
 01-01-29                            4.75             1,500,000             1,283,955
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
 12-01-16                            5.25               500,000(d)            422,955
 12-01-23                            5.00               750,000(d)            538,260
Tobacco Settlement Financing Authority
 Asset-backed Revenue Bonds
 Series 2003A-1
 06-01-19                            5.50             2,250,000             2,252,655
                                                                          -----------
Total                                                                      46,866,482
-------------------------------------------------------------------------------------

NORTH CAROLINA (2.8%)
City of Charlotte
 Certificate of Participation
 Governmental Facilities Projects
 Series 2003G
 06-01-28                            5.00             1,750,000             1,660,138
City of Charlotte
 Revenue Bonds
 Water & Sewer
 Series 2008
 07-01-26                            5.00             2,165,000             2,154,868


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
NORTH CAROLINA (CONT.)
North Carolina Capital Facilities Finance Agency
 Revenue Bonds
 Meredith College
 Series 2008
 06-01-31                            6.00%             $300,000              $235,755
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003A
 01-01-10                            5.50             2,375,000             2,427,155
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003F
 01-01-14                            5.50             5,000,000             5,199,700
North Carolina Municipal Power Agency #1 Catawba
 Revenue Bonds
 Series 2003A
 01-01-11                            5.50             5,125,000             5,325,644
                                                                          -----------
Total                                                                      17,003,260
-------------------------------------------------------------------------------------

NORTH DAKOTA (0.3%)
Ward County
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
 07-01-15                            5.25               625,000               559,456
 07-01-25                            5.13             2,250,000             1,571,670
                                                                          -----------
Total                                                                       2,131,126
-------------------------------------------------------------------------------------

OHIO (0.9%)
Cleveland State University
 Revenue Bonds
 Series 2004 (MBIA/FGIC)
 06-01-24                            5.25             1,500,000             1,475,010
Miami County
 Improvement Refunding Revenue Bonds
 Upper Valley Medical Center
 Series 2006
 05-15-21                            5.25               500,000               409,900
 05-15-26                            5.25             1,750,000             1,309,263
Miami University
 Refunding Revenue Bonds
 Series 2005 (AMBAC)
 09-01-23                            4.75             2,435,000             2,242,586
                                                                          -----------
Total                                                                       5,436,759
-------------------------------------------------------------------------------------

OREGON (0.5%)
City of Keizer
 Special Assessment
 Series 2008
 06-01-31                            5.20             1,050,000               898,580
Oregon State Housing & Community Services Department
 Revenue Bonds
 Single Family Mortgage Program
 Series 2003A
 07-01-24                            4.80             2,670,000             2,413,547
                                                                          -----------
Total                                                                       3,312,127
-------------------------------------------------------------------------------------

PENNSYLVANIA (0.9%)
Allegheny County Hospital Development Authority
 Refunding Revenue Bonds
 Capital Appreciation
 Magee-Women's Hospital Project
 Zero Coupon
 Series 1992 (FGIC)
 10-01-17                            5.81             5,115,000(b)          3,101,787
Montgomery County Industrial Development Authority
 Refunding Revenue Bonds
 ACTS Retirement Communities
 Series 2006B
 11-15-22                            5.00             2,500,000             1,932,100
Northampton County General Purpose Authority
 Revenue Bonds
 St. Luke's Hospital Project
 Series 2008A
 08-15-28                            5.38             1,000,000               732,210
                                                                          -----------
Total                                                                       5,766,097
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)

PUERTO RICO (1.2%)(C)
Commonwealth of Puerto Rico
 Unlimited General Obligation Refunding Bonds
 Series 2004A
 07-01-30                            5.00%           $1,000,000              $987,370
Puerto Rico Highway & Transportation Authority
 Prerefunded Revenue Bonds
 Series 2003G
 07-01-42                            5.00               985,000             1,089,824
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 1996Y
 07-01-13                            6.25             2,300,000             2,372,312
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
 07-01-19                            5.00             2,000,000             1,794,700
Puerto Rico Highway & Transportation Authority
 Unrefunded Revenue Bonds
 Series 2003G
 07-01-42                            5.00               515,000               357,307
Puerto Rico Infrastructure Financing Authority
 Refunding Special Tax Bonds
 Series 2005C (AMBAC)
 07-01-23                            5.50             1,100,000               972,609
Puerto Rico Public Buildings Authority
 Prerefunded Revenue Bonds
 Government Facilities
 Series 2004I
 07-01-33                            5.25                20,000                21,912
                                                                          -----------
Total                                                                       7,596,034
-------------------------------------------------------------------------------------

RHODE ISLAND (0.7%)
Rhode Island Housing & Mortgage Finance Corporation
 Revenue Bonds
 Homeownership Opportunity
 Series 2006-51A
 10-01-26                            4.65             2,000,000             1,730,660
 04-01-33                            4.85             2,985,000             2,494,922
                                                                          -----------
Total                                                                       4,225,582
-------------------------------------------------------------------------------------

SOUTH CAROLINA (1.2%)
Charleston Educational Excellence Finance Corporation
 Revenue Bonds
 Charleston County School District
 Series 2005
 12-01-30                            5.25             2,500,000             2,269,725
Lexington County
 Prerefunded Revenue Bonds
 Series 2004
 05-01-24                            5.50             2,100,000             2,356,179
Piedmont Municipal Power Agency
 Refunding Revenue Bonds
 Series 1991 (FGIC)
 01-01-21                            6.25             1,000,000             1,041,310
South Carolina Educational Facilities Authority
 Revenue Bonds
 Wofford College Project
 Series 2008
 04-01-38                            4.75             1,000,000               806,750
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
 05-15-22                            6.00               895,000               938,202
                                                                          -----------
Total                                                                       7,412,166
-------------------------------------------------------------------------------------

TENNESSEE (0.7%)
Clarksville Natural Gas Acquisition Corporation
 Revenue Bonds
 Series 2006
 12-15-12                            5.00             2,185,000             1,963,572
 12-15-17                            5.00             3,000,000             2,441,910
                                                                          -----------
Total                                                                       4,405,482
-------------------------------------------------------------------------------------

TEXAS (8.6%)
Brazosport Independent School District
 Unlimited General Obligation Bonds
 Series 2003C
 (Permanent School Fund Guarantee)
 02-15-19                            5.00             1,525,000             1,558,626


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
TEXAS (CONT.)
City of Austin
 Refunding Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1992 (AMBAC)
 11-15-10                            6.51%           $5,055,000(b)         $4,732,036
City of Austin
 Refunding Revenue Bonds
 Series 2008A
 11-15-35                            5.25             2,000,000             1,803,180
City of San Antonio
 Revenue Bonds
 Series 2003 (MBIA)
 02-01-20                            5.00             1,980,000             1,987,999
College Station Independent School District
 Unlimited General Obligation Bonds
 School Building
 Series 2007 (Permanent School Fund Guarantee)
 08-15-27                            5.00             3,795,000             3,673,712
Duncanville Independent School District
 Prerefunded Unlimited General Obligation Bonds
 Capital Appreciation
 Series 2001 (Permanent School Fund Guarantee)
 02-15-28                            5.65             6,965,000             7,797,038
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 School Building
 Series 2008 (Permanent School Fund Guarantee)
 08-15-34                            4.75             1,400,000             1,213,086
Fort Worth Independent School District
 Unlimited General Obligation Bonds
 Series 2008 (Permanent School Fund Guarantee)
 02-15-27                            5.00             1,000,000               973,120
Galena Park Independent School District
 Unlimited General Obligation Refunding Bonds
 Capital Appreciation
 Zero Coupon
 Series 2002 (Permanent School Fund Guarantee)
 08-15-28                            5.09             5,270,000(b)          1,638,390
Harris County Health Facilities Development
 Refunding Revenue Bonds
 Memorial Hermann Healthcare System
 Series 2008B
 12-01-35                            7.25             2,200,000             2,204,620
SA Energy Acquisition Public Facility Corporation
 Revenue Bonds
 Gas Supply
 Series 2007
 08-01-15                            5.25             1,000,000               861,120
State of Texas
 Unlimited General Obligation Bonds
 Transportation Community-Mobility Fund
 Series 2007
 04-01-34                            4.75               500,000               432,485
Tarrant County Cultural Education Facilities Finance Corporation
 Refunding Revenue Bonds
 Texas Health Resources
 Series 2007A
 02-15-26                            5.00             2,000,000             1,757,660
Tarrant County Cultural Education Facilities Finance Corporation
 Revenue Bonds
 C C Young Memorial Home Project
 Series 2007
 02-15-10                            4.90               400,000               390,408
Tarrant County Cultural Education Facilities Finance
 Revenue Bonds
 Educational Facilities
 Series 2008
 08-15-31                            5.50             7,000,000             6,181,770
Texas A&M University
 Revenue Bonds
 Series 2008
 05-15-33                            4.75             7,460,000             6,495,422
Tomball Independent School District
 Unlimited General Obligation Refunding Bonds
 School Building
 Series 2008 (Permanent School Fund Guarantee)
 02-15-33                            4.75             7,360,000             6,395,104


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
TEXAS (CONT.)
Wilson County Memorial Hospital District
 Limited General Obligation Bonds
 Series 2003 (MBIA)
 02-15-28                            5.13%           $3,000,000            $2,476,350
                                                                          -----------
Total                                                                      52,572,126
-------------------------------------------------------------------------------------

VIRGINIA (1.8%)
City of Hampton
 Revenue Bonds
 Series 2002 (AMBAC)
 01-15-28                            5.13             3,000,000             2,748,150
Fredericksburg Economic Development Authority
 Refunding Revenue Bonds
 Medicorp Health System Obligation
 Series 2007
 06-15-16                            5.00             1,000,000               987,620
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
 06-01-26                            5.50             1,300,000             1,398,709
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2005
 06-01-37                            5.63             2,000,000             2,234,340
Virginia Public School Authority
 Revenue Bonds
 School Financing
 Series 2001A
 08-01-16                            5.00             3,300,000             3,439,953
                                                                          -----------
Total                                                                      10,808,772
-------------------------------------------------------------------------------------

WASHINGTON (3.3%)
City of Seattle
 Improvement Refunding Revenue Bonds
 Series 2001 (FSA)
 03-01-26                            5.13             3,415,000             3,233,083
NJB Properties
 Revenue Bonds
 King County Washington Project
 Series 2006A
 12-01-27                            5.00             4,000,000             3,825,040
State of Washington
 Unlimited General Obligation Bonds
 Series 2007A
 07-01-27                            5.00             1,800,000             1,734,498
Tobacco Settlement Authority of Washington
 Asset-backed Revenue Bonds
 Series 2002
 06-01-26                            6.50               245,000               216,987
Washington Public Power Supply System
 Refunding Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1989B (MBIA)
 07-01-13                            6.61            10,360,000(b)          8,660,753
Yakima County
 Limited General Obligation Bonds
 Series 2002 (AMBAC)
 12-01-21                            5.00             2,425,000             2,437,222
                                                                          -----------
Total                                                                      20,107,583
-------------------------------------------------------------------------------------

WISCONSIN (2.2%)
Badger Tobacco Asset Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2002
 06-01-27                            6.13             1,020,000               963,869
 06-01-32                            6.38             1,000,000               889,920
Wisconsin Health & Educational Facilities Authority
 Refunding Revenue Bonds
 Wheaton Healthcare
 Series 2006B
 08-15-25                            5.13             4,310,000             2,863,176
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Medical College Wisconsin
 Series 2008A
 12-01-35                            5.25             3,600,000             2,815,128
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Ministry Health
 Series 2004 (FSA)
 08-01-31                            5.00             1,000,000               858,090


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
WISCONSIN (CONT.)
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Riverview Hospital Association
 Series 2008
 04-01-38                            5.75%           $6,000,000            $4,820,160
                                                                          -----------
Total                                                                      13,210,343
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $627,489,137)                                                     $581,361,790
-------------------------------------------------------------------------------------



MUNICIPAL BONDS HELD IN TRUST (1.1%)(h)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
ARIZONA (1.1%)
Austin Trust Various States
 Revenue Bonds
 Series 2008
 01-01-33                            5.00%           $7,200,000(d)         $6,649,992
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $7,384,697)                                                         $6,649,992
-------------------------------------------------------------------------------------



MUNICIPAL NOTES (2.2%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE(e,f,g)                         YIELD            MATURITY               VALUE(a)
ALASKA (0.1%)
City of Valdez
 Revenue Bonds
 Exxon Pipeline Company Project
 V.R.D.N. Series 1985
 10-01-25                            0.53%             $685,000              $685,000
-------------------------------------------------------------------------------------

LOUISIANA (0.1%)
Parish of East Baton Rouge
 Refunding Revenue Bonds
 Exxon Project
 V.R.D.N. Series 1993
 03-01-22                            0.53               700,000               700,000
-------------------------------------------------------------------------------------

MINNESOTA (1.1%)
Arden Hills
 Refunding Revenue Bonds
 Presbyterian Homes
 V.R.D.N. Series 1999A (U.S. Bank)
 09-01-29                            1.05             1,000,000             1,000,000
Cohasset
 Refunding Revenue Bonds
 Minnesota Power & Light Company Project
 V.R.D.N. Series 1997A (LaSalle Bank)
 06-01-20                            0.95             2,100,000             2,100,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2000H
 (Harris Trust & Savings Bank)
 10-01-30                            1.20               600,000               600,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M1 (Harris)
 10-01-32                            1.20               700,000               700,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M2 (Harris)
 10-01-20                            1.20             2,400,000             2,400,000
                                                                          -----------
Total                                                                       6,800,000
-------------------------------------------------------------------------------------

MISSISSIPPI (0.1%)
County of Jackson
 Refunding Revenue Bonds
 Chevron USA Incorporated Project
 V.R.D.N. Series 1993
 06-01-23                            0.80               900,000               900,000
-------------------------------------------------------------------------------------

NEW YORK (0.1%)
City of New York
 Unlimited General Obligation Bonds
 V.R.D.N. Sub Series 2005E-2 (Bank of America)
 08-01-34                            0.80               705,000               705,000
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL NOTES (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE(e,f,g)                         YIELD            MATURITY               VALUE(a)

PENNSYLVANIA (0.1%)
Bucks County Industrial Development Authority
 Revenue Bonds
 SHV Real Estate Incorporated
 V.R.D.N. Series 1985 (ABN AMRO Bank)
 07-01-15                            0.95%             $400,000              $400,000
-------------------------------------------------------------------------------------

TENNESSEE (0.4%)
Montgomery County Public Building Authority
 Revenue Bonds
 Tennessee County Loan Pool
 V.R.D.N. Series 2002 (Bank of America)
 04-01-32                            0.90               600,000               600,000
Montgomery County Public Building Authority
 Revenue Bonds
 Tennessee County Loan Pool
 V.R.D.N. Series 2006 (Bank of America)
 02-01-36                            0.90             1,600,000             1,600,000
                                                                          -----------
Total                                                                       2,200,000
-------------------------------------------------------------------------------------

TEXAS (0.2%)
Harris County Industrial Development Corporation
 Revenue Bonds
 Exxon Mobil Corporation
 V.R.D.N. Series 1984
 03-01-24                            0.53               800,000               800,000
Port of Port Arthur Navigation District
 Refunding Revenue Bonds
 Texaco Incorporated Project
 V.R.D.N. Series 1994
 10-01-24                            0.90               500,000               500,000
                                                                          -----------
Total                                                                       1,300,000
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL NOTES
(Cost: $13,690,000)                                                       $13,690,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $648,563,834)(k)                                                  $601,701,782
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.2% of net assets at Nov. 30, 2008.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2008, the value of these securities amounted to $7,611,207 or 1.2% of net assets.

(e) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2008.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

ACA    --   ACA Financial Guaranty Corporation
AMBAC  --   Ambac Assurance Corporation
BIG    --   Bond Investors Guarantee
CGIC   --   Capital Guaranty Insurance Company
CIFG   --   IXIS Financial Guaranty
FGIC   --   Financial Guaranty Insurance Company
FHA    --   Federal Housing Authority
FHLMC  --   Federal Home Loan Mortgage Corporation
FNMA   --   Federal National Mortgage Association
FSA    --   Financial Security Assurance
GNMA   --   Government National Mortgage Association
MBIA   --   MBIA Insurance Corporation
XLCA   --   XL Capital Assurance


(g)  The following abbreviations may be used in the portfolio descriptions:

A.M.T.    --   Alternative Minimum
B.A.N.    --   Bond Anticipation Note
C.P.      --   Commercial Paper
R.A.N.    --   Revenue Anticipation Note
T.A.N.    --   Tax Anticipation Note
T.R.A.N.  --   Tax & Revenue Anticipation Note
V.R.      --   Variable Rate
V.R.D.B.  --   Variable Rate Demand Bond
V.R.D.N.  --   Variable Rate Demand Note


(h)  Municipal Bonds Held in Trust -- See Note 1 to the financial statements.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2008.

(j) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(k) At Nov. 30, 2008, the cost of securities for federal income tax purposes was $649,742,335 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                         $15,228,210
Unrealized depreciation                         (63,268,763)
-----------------------------------------------------------
Net unrealized depreciation                    $(48,040,553)
-----------------------------------------------------------




--------------------------------------------------------------------------------
36  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2008:

                                        FAIR VALUE AT NOV. 30, 2008
                       ------------------------------------------------------------
                            LEVEL 1         LEVEL 2
                         QUOTED PRICES       OTHER         LEVEL 3
                           IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                          MARKETS FOR      OBSERVABLE   UNOBSERVABLE
DESCRIPTION            IDENTICAL ASSETS      INPUTS        INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                  $--         $601,701,782       $--       $601,701,782






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2008


ASSETS
Investments in securities, at value (identified cost $648,563,834)        $601,701,782
Cash                                                                            95,309
Capital shares receivable                                                      427,876
Accrued interest receivable                                                  9,428,297
Receivable for investment securities sold                                    1,643,819
--------------------------------------------------------------------------------------
Total assets                                                               613,297,083
--------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                              226,862
Capital shares payable                                                         225,573
Short-term floating rate notes outstanding                                   3,600,000
Accrued investment management services fees                                     13,643
Accrued distribution fees                                                      122,947
Accrued transfer agency fees                                                     1,736
Accrued administrative services fees                                             2,299
Other accrued expenses                                                          98,643
--------------------------------------------------------------------------------------
Total liabilities                                                            4,291,703
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $609,005,380
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $  1,809,435
Additional paid-in capital                                                 665,019,783
Undistributed net investment income                                            990,366
Accumulated net realized gain (loss)                                       (11,952,152)
Unrealized appreciation (depreciation) on investments                      (46,862,052)
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $609,005,380
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $583,790,472          173,452,947                       $3.37(1)
Class B                     $ 19,621,893            5,829,378                       $3.37
Class C                     $  5,593,015            1,661,152                       $3.37
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $3.54. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2008


INVESTMENT INCOME
Income:
Interest                                                           $ 33,699,787
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   2,764,541
Distribution fees
  Class A                                                             1,613,863
  Class B                                                               236,766
  Class C                                                                50,563
Transfer agency fees
  Class A                                                               337,605
  Class B                                                                13,489
  Class C                                                                 2,818
Administrative services fees                                            463,150
Interest and fee expense                                                473,240
Compensation of board members                                            15,716
Custodian fees                                                           51,315
Printing and postage                                                     63,000
Registration fees                                                        61,970
Professional fees                                                        45,961
Other                                                                    21,786
-------------------------------------------------------------------------------
Total expenses                                                        6,215,783
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (201,605)
  Earnings and bank fee credits on cash balances                        (24,647)
-------------------------------------------------------------------------------
Total net expenses                                                    5,989,531
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      27,710,256
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (10,761,231)
  Futures contracts                                                  (2,307,267)
  Swap transactions                                                   2,110,268
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (10,958,230)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (66,544,355)
-------------------------------------------------------------------------------
Net gain (loss) on investments                                      (77,502,585)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(49,792,329)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                         2008           2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  27,710,256  $  29,750,554
Net realized gain (loss) on investments                              (10,958,230)     1,407,076
Net change in unrealized appreciation (depreciation) on
  investments                                                        (66,544,355)   (23,885,144)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (49,792,329)     7,272,486
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (26,629,874)   (28,387,819)
    Class B                                                             (796,435)    (1,099,457)
    Class C                                                             (170,996)      (167,320)
    Class Y                                                                   --            (68)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (27,597,305)   (29,654,664)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      83,054,202     60,359,522
  Class B shares                                                       3,831,935      1,591,449
  Class C shares                                                       2,780,521        509,271
Reinvestment of distributions at net asset value
  Class A shares                                                      19,228,619     20,388,658
  Class B shares                                                         664,700        887,673
  Class C shares                                                         153,590        154,936
Payments for redemptions
  Class A shares                                                    (126,790,870)  (165,181,386)
  Class B shares                                                      (8,787,814)   (17,752,690)
  Class C shares                                                      (1,478,291)    (2,305,250)
  Class Y shares                                                              --         (3,227)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (27,343,408)  (101,351,044)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (104,733,042)  (123,733,222)
Net assets at beginning of year                                      713,738,422    837,471,644
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 609,005,380  $ 713,738,422
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $     990,366  $     878,224
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $3.79        $3.90        $3.84        $3.89        $4.10
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(b)       .15(b)       .14          .14          .14
Net gains (losses) (both realized and
 unrealized)                                          (.42)        (.11)         .08         (.02)        (.01)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.27)         .04          .22          .12          .13
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.15)        (.14)        (.14)        (.14)
Distributions from realized gains                       --           --         (.02)        (.03)        (.20)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.15)        (.15)        (.16)        (.17)        (.34)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.37        $3.79        $3.90        $3.84        $3.89
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $584         $683         $788         $601         $674
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                  .89%         .94%         .95%         .91%         .85%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e),(f)                              .86%         .91%         .91%         .90%         .85%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                      .82%         .82%         .83%         .83%         .82%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(e),(f)                                  .79%         .79%         .79%         .82%         .82%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.14%        3.91%        3.70%        3.55%        3.55%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                37%          51%          32%          29%          21%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (7.33%)       1.04%        5.83%        3.06%        3.33%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $3.79        $3.90        $3.84        $3.89        $4.10
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12(b)       .12(b)       .11          .11          .11
Net gains (losses) (both realized and
 unrealized)                                          (.42)        (.11)         .08         (.02)        (.01)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.30)         .01          .19          .09          .10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.12)        (.11)        (.11)        (.11)
Distributions from realized gains                       --           --         (.02)        (.03)        (.20)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.12)        (.12)        (.13)        (.14)        (.31)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.37        $3.79        $3.90        $3.84        $3.89
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $20          $26          $43          $29          $36
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                 1.64%        1.69%        1.70%        1.67%        1.61%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e),(f)                             1.61%        1.66%        1.67%        1.66%        1.61%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                     1.57%        1.57%        1.58%        1.59%        1.58%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(e),(f)                                 1.54%        1.54%        1.55%        1.58%        1.58%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.39%        3.11%        2.93%        2.78%        2.80%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                37%          51%          32%          29%          21%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (8.02%)        .28%        5.03%        2.29%        2.55%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $3.79        $3.90        $3.84        $3.89        $4.10
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12(b)       .12(b)       .11          .11          .11
Net gains (losses) (both realized and
 unrealized)                                          (.42)        (.11)         .08         (.02)        (.01)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.30)         .01          .19          .09          .10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.12)        (.11)        (.11)        (.11)
Distributions from realized gains                       --           --         (.02)        (.03)        (.20)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.12)        (.12)        (.13)        (.14)        (.31)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.37        $3.79        $3.90        $3.84        $3.89
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $6           $5           $7           $4           $5
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                 1.64%        1.69%        1.70%        1.68%        1.61%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e),(f)                             1.61%        1.66%        1.67%        1.67%        1.61%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                     1.57%        1.57%        1.58%        1.60%        1.58%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(e),(f)                                 1.54%        1.54%        1.55%        1.59%        1.58%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.35%        3.14%        2.93%        2.78%        2.80%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                37%          51%          32%          29%          21%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (8.02%)        .28%        5.03%        2.29%        2.55%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Tax-Exempt Bond Fund (the Fund) is a series of RiverSource Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B and Class C shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Dec. 1, 2007, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.


--------------------------------------------------------------------------------
44  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2008, the Fund has no outstanding forward-commitments.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The risk in writing a call option is that the Fund gives up the opportunity for

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Nov. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Nov. 30, 2008, the Fund had no outstanding futures contracts.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap agreements to produce incremental earnings, to gain exposure to or protect itself from market changes, or to synthetically add or subtract principal exposure to the municipal market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting; whereby the accrual for the

--------------------------------------------------------------------------------
46  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into an interest rate swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swap to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions entered. At Nov. 30, 2008, the Fund had no outstanding interest rate swap contracts.

INVERSE FLOATER PROGRAM TRANSACTIONS
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust at Nov. 30, 2008, are presented in the Portfolio of Investments. The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the fiscal year ended Nov. 30, 2008, the average short-term floating rate notes outstanding was $13,011,923 and the average interest rate and fees related to these short-term floating rate notes was 3.64%.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of

--------------------------------------------------------------------------------
48  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $809 and accumulated net realized loss has been decreased by $809.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                          2008         2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*..........   $26,629,874  $28,387,819
    Long-term capital gain.............           --           --
CLASS B
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*..........       796,435    1,099,457
    Long-term capital gain.............           --           --
CLASS C
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*..........       170,996      167,320
    Long-term capital gain.............           --           --
CLASS Y
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*..........            --           68
    Long-term capital gain.............           --           --


* Tax-exempt interest distributions were 100% for the years ended Nov. 30, 2008 and 2007 respectively.

At Nov. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income................  $    227,256
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $ (9,775,831)
Unrealized appreciation (depreciation).........  $(48,048,401)


RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Nov. 30, 2008, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% annually as the Fund's assets increase. The management fee for the year ended Nov. 30, 2008 was 0.41% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended Nov. 30, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2008, other expenses paid to this company were $2,370.


--------------------------------------------------------------------------------
50  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $443,000 and $40,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $305,072 for Class A, $14,095 for Class B and $664 for Class C for the year ended Nov. 30, 2008.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) were as follows:

Class A.............................................  0.79%
Class B.............................................  1.54
Class C.............................................  1.54


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $144,383
Class B..........................................     6,449
Class C..........................................     1,313


The management fees waived/reimbursed at the Fund level were $49,460.

Under an agreement which was effective until Nov. 30, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.79%
Class B.............................................  1.54
Class C.............................................  1.54


Effective Dec. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.79%
Class B.............................................  1.55
Class C.............................................  1.54


EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $24,647 as a result of earnings and bank fee credits from overnight cash balances.


--------------------------------------------------------------------------------
52  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $218,922,260 and $283,383,008, respectively, for the year ended Nov. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED NOV. 30, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                22,692,674    5,272,827    (34,633,015)      (6,667,514)
Class B                 1,051,767      181,923     (2,388,579)      (1,154,889)
Class C                   766,759       42,261       (399,643)         409,377
----------------------------------------------------------------------------------


                                         YEAR ENDED NOV. 30, 2007
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                15,755,043    5,340,630    (43,174,259)     (22,078,586)
Class B                   415,691      232,279     (4,662,693)      (4,014,723)
Class C                   133,335       40,543       (600,692)        (426,814)
Class Y*                       --           --           (852)            (852)
----------------------------------------------------------------------------------


* At June 9, 2007, all Class Y Shares were liquidated.

5. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $9,775,831 at Nov. 30, 2008, that if not offset by capital gains will expire as follows:


  2014         2016
$729,270    $9,046,561


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed

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54  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
56  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE TAX-EXEMPT BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Tax-Exempt Bond Fund (the Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


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58  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt Bond Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 21, 2009


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  59

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Exempt-Interest Dividends....................................       100%


Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2008 was 0.00%.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2008 are listed below.

    Alabama......................................................      0.573%
    Alaska.......................................................      0.058
    Arizona......................................................      2.474
    Arkansas.....................................................      0.188
    California...................................................     14.922
    Colorado.....................................................      1.882
    Connecticut..................................................      0.111
    Florida......................................................      2.320
    Georgia......................................................      2.495
    Illinois.....................................................      8.007
    Indiana......................................................      1.156
    Iowa.........................................................      0.362
    Kansas.......................................................      0.366
    Kentucky.....................................................      0.437
    Louisiana....................................................      5.638
    Maryland.....................................................      1.694
    Massachusetts................................................      4.305
    Michigan.....................................................      4.299


--------------------------------------------------------------------------------
60  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

    Minnesota....................................................      3.590%
    Mississippi..................................................      0.582
    Missouri.....................................................      1.347
    Nebraska.....................................................      0.497
    Nevada.......................................................      0.334
    New Jersey...................................................      2.166
    New Mexico...................................................      0.045
    New York.....................................................      9.658
    North Carolina...............................................      2.110
    North Dakota.................................................      0.411
    Ohio.........................................................      1.344
    Oregon.......................................................      0.564
    Pennsylvania.................................................      0.938
    Puerto Rico..................................................      6.181
    Rhode Island.................................................      0.715
    South Carolina...............................................      1.152
    South Dakota.................................................      0.050
    Tennessee....................................................      2.370
    Texas........................................................      7.290
    Virginia.....................................................      2.024
    Washington...................................................      2.972
    Washington, D.C. ............................................      0.131
    Wisconsin....................................................      2.179
    Wyoming......................................................      0.063




--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 103 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
62  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Director,      Lead Outside
901 S. Marquette Ave.      2008                  Vibration Control Technologies, LLC (auto vibration      Director, Digital
Minneapolis, MN 55402                            technology); Director and Chairman, Highland Park        Ally, Inc. (digital
Age 66                                           Michigan Economic Development Corp; and Chairman,        imaging) since 2005;
                                                 Detroit Public Schools Foundation. Formerly, Chairman    and Infinity, Inc.
                                                 and Chief Executive Officer, Q Standards Worldwide,      (oil and gas
                                                 Inc. (library of technical standards); Director, Kerr-   exploration and
                                                 McGee Corporation (diversified energy and chemical       production);
                                                 company); Trustee, New York University Law Center        Director, OGE Energy
                                                 Foundation; Vice Chairman, Detroit Medical Center and    Corp. (energy and
                                                 Detroit Economic Growth Corp.                            energy services)
                                                                                                          since 2007
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
64  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT  65

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
66  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2008 ANNUAL REPORT

RIVERSOURCE TAX-EXEMPT BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                            S-6310 AF (1/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Tax-Exempt Series, Inc. were as follows:

                       2008 - $52,250      2007 - $49,300

(b) Audit - Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered in connection with the semiannual financial statement review for RiverSource Tax-Exempt Series, Inc. were as follows:

                       2008 - $750         2007 - $700

(c) Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Tax-Exempt Series, Inc. were as follows:

                       2008 - $6,360       2007 - $6,000

(d) All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

                       2008 - $0           2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2008 - $588,810     2007 - $628,150

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverSource Tax-Exempt Series, Inc.
(Registrant)


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 3, 2009


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date February 3, 2009